UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN

PROXY STATEMENT

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES

EXCHANGE ACT OF 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-2

VITACOST.COM, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

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VITACOST.COM, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

June 5, 2014

To Our Stockholders:

The Annual Meeting of Stockholders of Vitacost.com, Inc., a Delaware corporation, will be held at 10:00 a.m., local time, on Thursday, June 5, 2014, at the Embassy Suites hotel at 661 Northwest 53rd Street, Boca Raton, Florida for the following purposes:

1. To elect seven directors nominated by our Board of Directors to serve until our next annual meeting of stockholders or in each case until his successor is elected and qualified;

2. To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2014;

3. To hold an advisory vote on executive compensation; and

4. To transact such other business as may properly come before the meeting or any adjournment(s) or postponement(s) thereof.

These items of business are more fully described in the proxy statement accompanying this notice. We encourage you to read this information carefully.

Our Board of Directors has fixed the close of business on April 23, 2014 as the record date for the determination of holders of record of our Common Stock (as defined below) entitled to notice of, and to vote at, the meeting or any adjournment(s) or postponement(s) thereof. A list of our stockholders as of the record date will remain open for inspection during ordinary business hours beginning 10 days prior to the meeting at the address of our executive offices set forth in the proxy statement accompanying this notice and will remain open for inspection during the meeting.

All stockholders are cordially invited to attend the meeting and vote in person. Whether or not you plan to attend the meeting, and regardless of the number of shares of Common Stock you own, please sign, date and return the enclosed proxy card promptly. A return envelope, which requires no postage if it is mailed in the United States, is enclosed for your convenience. You may vote in person at the meeting even if you have previously given your proxy.

Please read carefully and in its entirety the enclosed proxy statement, which explains the proposals to be considered by you and acted upon at the meeting. We look forward to seeing you at the Annual Meeting of Stockholders.

Sincerely,

/s/ Jeffrey J. Horowitz
Jeffrey J. Horowitz
Chief Executive Officer

Boca Raton, Florida

April 28, 2014

ALL HOLDERS OF RECORD OF OUR COMMON STOCK (WHETHER YOU INTEND TO ATTEND THE MEETING OR NOT) ARE STRONGLY ENCOURAGED TO PROMPTLY COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD OR VOTING INSTRUCTION FORM ENCLOSED WITH THE ACCOMPANYING PROXY STATEMENT AS INSTRUCTED IN THE ENCLOSED PROXY CARD OR VOTING INSTRUCTION CARD.

i

EXECUTIVE OFFICERS	18
EXECUTIVE COMPENSATION	19
Compensation Discussion and Analysis	19
Allocation of Equity Compensation Awards	21
Executive Equity Ownership	21
Type of Equity Awards	21
Severance and Change in Control Arrangements	22
Effect of Accounting and Tax Treatment on Compensation Decisions	22
Role of Executives in Executive Compensation Decisions	22
COMPENSATION COMMITTEE REPORT	22
Summary of Cash and Other Compensation	23
Pension Benefits	25
Nonqualified Deferred Compensation	25
Potential Payments Upon Termination or Change In Control	25
Employment Agreements and Change-In-Control Arrangements	26
Compensation Risk Assessment	28
Director Compensation	28
Compensation Committee Interlocks and Insider Participation	29
Equity Compensation Plan Information	29
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	29
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	30
CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS	33
Transactions with Current and Former Directors and Officers	33
Procedures for Related Party Transactions	33
REPORT OF THE AUDIT COMMITTEE	34
OTHER MATTERS	35

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DIRECTIONS TO THE EMBASSY SUITES HOTEL

AT

661 NORTHWEST 53RD STREET, BOCA RATON, FLORIDA 33487

Directions from I-95:

Exit Yamato Road (Exit 48) going west. Cross over the railroad tracks and take the first right on NW 53rd Street.

Directions from the Florida Turnpike:

Exit Glades Road East to I-95 North. Exit Yamato Road and go west. Cross over the railroad tracks and take the first right on NW 53rd Street.

VITACOST.COM, INC.

5400 Broken Sound Blvd., NW, Suite 500

Boca Raton, Florida 33487

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

June 5, 2014

This proxy statement is being furnished to all holders of record, as of April 23, 2014, of the Common Stock of Vitacost.com, Inc., a Delaware corporation, in connection with the solicitation of proxies by our Board of Directors for our Annual Meeting of Stockholders to be held at the Embassy Suites hotel at 661 Northwest 53rd Street, Boca Raton, Florida 33487 on Thursday, June 5, 2014, at 10:00 a.m., local time, and at any adjournment(s) or postponement(s) of the meeting, solely for the purposes stated in this proxy statement and in the accompanying Notice of Annual Meeting of Stockholders. If you need directions to the location of the meeting, please call our investor relations department at (561) 982-4180.

Our principal executive office is located at 5400 Broken Sound Blvd., NW, Suite 500, Boca Raton, Florida 33487.

The approximate date of mailing of the Notice of Annual Meeting of Stockholders, this proxy statement, the enclosed proxy card and our 2013 Annual Report is April 28, 2014.

Householding of Annual Meeting Materials

Certain brokers and other nominee record holders may be participating in the practice of “householding” this proxy statement and other proxy materials. This means that only one copy of this proxy statement and other proxy materials may have been sent to multiple stockholders in a stockholder’s household. We will promptly deliver additional copies of this proxy statement and other proxy materials to any stockholder who contacts our investor relations department at (561) 982-4180 or at the address of our executive offices set forth in this proxy statement requesting such additional copies. If a stockholder is receiving multiple copies of this proxy statement and other proxy materials at the stockholder’s household and would like to receive in the future only a single copy of the proxy statement and other proxy materials for a stockholder’s household, such stockholder should contact their broker, other nominee record holder or our investor relations department at (561) 982-4180 or at the address of our executive offices set forth in this proxy statement to request the future mailing of only a single copy of our proxy statement and other proxy materials.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON JUNE 5, 2014

This proxy statement, the form of the proxy card and our Annual Report on Form 10-K for our fiscal year ended December 31, 2013 are available electronically free of charge at http://investor.vitacost.com. Stockholders may also obtain a copy of these materials by writing to our investor relations department at the address of our executive offices set forth in this proxy statement.

VOTING AND OTHER MATTERS

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING
AND PROCEDURAL MATTERS

Annual Meeting

Q:	Why am I receiving these proxy materials?

A:

The Board of Directors of Vitacost.com, Inc. (“Vitacost” or the “Company”) is providing these proxy materials to you in connection with the solicitation of proxies for use at our Annual Meeting of Stockholders (the “Annual Meeting”) to be held on Thursday, June 5, 2014, at 10:00 a.m., Eastern Time, and at any adjournment or postponement thereof, for the purpose of considering and acting upon the matters set forth herein.

Q:	Where is the Annual Meeting?

A:

The Annual Meeting will be held at the Embassy Suites hotel at 661 Northwest 53rd Street, Boca Raton, Florida 33487. The telephone number at the hotel is (561) 994-8200. Stockholders are cordially invited to attend the Annual Meeting and are entitled to and requested to vote on the proposals to elect the seven directors specified in this proxy statement, approve the ratification of the independent registered public accounting firm and hold a non-binding vote on executive compensation.

Q:	Who is Entitled to Vote at the Meeting?

A:

Only holders of record of our common stock, par value $0.00001 per share (“Common Stock”), as of the close of business on April 23, 2014 (the “Record Date”), are entitled to notice of, and to vote at, the meeting. As of April 23, 2014, there were 34,053,791 shares of our Common Stock outstanding. No shares of Vitacost’s Preferred Stock were outstanding. Each outstanding share of our Common Stock is entitled to one vote upon each matter to be acted upon at the meeting.

Stock Ownership

Q:	What is the difference between holding shares as a stockholder of record and as a beneficial owner?

A:

Stockholders of record - If, on April 23, 2014, your shares are registered directly in your name with our transfer agent, American Stock Transfer & Trust Company, LLC, you are considered, with respect to those shares, the “stockholder of record.” If you are a stockholder of record, these proxy materials have been sent directly to you by Vitacost.

Beneficial owners - Most Vitacost stockholders hold their shares through a broker, trustee, nominee or similar organization, rather than directly in their own name. If, on April 23, 2014, your shares were held in a brokerage account or by a bank or another nominee or similar organization, you are considered the “beneficial owner” of shares held in “street name.” If you hold your shares in street name, these proxy materials have been forwarded to you by your broker, trustee or nominee who is considered, with respect to those shares, the stockholder of record.

As the beneficial owner, you have the right to direct your broker, trustee or nominee on how to vote your shares. Since a beneficial owner is not the stockholder of record, you may not vote these shares in person at the Annual Meeting unless you obtain a “legal proxy” from the broker, trustee or nominee that holds your shares, giving you the right to vote the shares at the Annual Meeting.

Quorum and Voting

Q:	How many shares must be present or represented to conduct business at the Annual Meeting?

A:

The presence of the holders of a majority of the shares of Common Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum at the Annual Meeting. Such stockholders are counted as present at the meeting if they (1) are present in person at the Annual Meeting or (2) have properly submitted a proxy card. Under the General Corporation Law of the State of Delaware, abstentions and broker “non-votes” are counted as present and entitled to vote and are, therefore, included for purposes of determining whether a quorum is present at the Annual Meeting.

A broker “non-vote” occurs when a broker, trustee, nominee or similar organization holding shares for a beneficial owner does not vote on a particular proposal because the broker, trustee or nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner as to how to vote on that proposal. Brokers do not have discretionary authority with respect to any of the proposals except for the ratification of the independent registered public accounting firm.

Q:	How can I attend the Annual Meeting?

A:

If you are a stockholder of record or a beneficial owner as of April 23, 2014, please bring proof of identity for entrance to the Annual Meeting. If your shares are held in a brokerage account or by a bank or other nominee, you will need to bring a copy of a brokerage statement reflecting your stock ownership as of the Record Date.

Q:	How can I vote my shares in person at the Annual Meeting?

A:

Shares held in your name as the stockholder of record may be voted in person at the Annual Meeting. Shares held beneficially in street name may be voted in person at the Annual Meeting only if you obtain a “legal proxy” from the broker, trustee or nominee that holds your shares giving you the right to vote the shares. Even if you plan to attend the Annual Meeting, we recommend that you also submit your proxy card or follow the voting instructions described below so that your vote will be counted if you later decide not to attend the meeting.

At the commencement of the meeting, we will distribute a written ballot to any stockholder of record who attends the meeting and wishes to vote in person. Whether or not you plan to attend the meeting, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted. Even if you have submitted a proxy before the meeting, you may still attend the meeting and vote in person.

Q:	How can I vote my shares without attending the Annual Meeting?

A:	Stockholders of Record

If you are a stockholder of record, you may instruct the proxy holders how to vote your shares by mail by completing, signing, dating and returning the proxy card in the postage pre-paid envelope provided. Proxy cards submitted by mail must be received by the time of the meeting in order for your shares to be voted. The proxy holders will vote your shares in accordance with those instructions. If you sign and return a proxy card without giving specific voting instructions, your shares will be voted as recommended by our Board of Directors.

Beneficial Owners (Street Name)

If a broker, trustee, nominee or similar organization holds your shares and you are a beneficial owner, you will receive instructions from them that you must follow in order to have your shares voted. The instructions from your broker, trustee, nominee or similar organization will indicate if Internet and telephone voting are available, and if they are available, will provide details regarding Internet and telephone voting. Only that organization can sign a proxy card with respect to your shares. If you have not received a voting instruction form and voting instructions with these proxy materials from that organization, you are urged to contact the person(s) responsible for your account and give them instructions for how to complete a proxy representing your shares so that a proxy can be timely returned on your behalf. You are also invited to attend the meeting. However, because you are not a holder of record of our Common Stock, if you wish instead to vote your shares held in “street name” in person at the meeting, you must obtain a “legal proxy” from your broker, bank or other nominee.

Q:	What proposals will be voted on at the Annual Meeting?

A:	At the Annual Meeting, stockholders will be asked to vote:

1. To elect the seven directors named in this proxy statement to serve until the next annual meeting of stockholders or in each case until his successor is duly elected and qualified;

2. To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014; and

3. To approve our executive compensation, on an advisory basis.

Q:	What is the voting requirement to approve these proposals?

A:	Proposal One - If a quorum is present, the nominees receiving the highest number of votes will be elected to the Board of Directors.

You may vote “FOR” or “WITHHOLD” on each of the seven nominees for election as director. Abstentions and broker non-votes will not affect the outcome of the election although they will be counted for purposes of determining whether there is a quorum.

Proposal Two - The affirmative vote of a majority of the votes duly cast is required to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm.

You may vote “FOR,” “AGAINST” or “ABSTAIN” on this proposal. Abstentions are deemed to be votes cast and have the same effect as a vote against this proposal. Your broker, bank, trust or other nominee has the discretion to vote on routine corporate matters, including the ratification of the appointment of the independent registered public accounting firm, without your specific voting instructions, and their votes will be calculated in the tabulation of the voting results on this proposal.

Proposal Three - The affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote are required to approve our executive compensation, on an advisory basis.

You may vote “FOR,” “AGAINST” or “ABSTAIN” on this proposal. Abstentions are deemed to be votes cast and have the same effect as a vote against this proposal. However, broker non-votes are not deemed to be votes cast and, therefore, are not included in the tabulation of the voting results on this proposal.

Q:	What happens if I do not cast a vote?

A:	Stockholders of record - If you are a stockholder of record and you do not cast your vote, no votes will be cast on your behalf on any of the items of business at the annual meeting.

Beneficial owners - If you hold your shares in street name it is critical that you cast your vote if you want it to count in the election of directors (Proposal One) and the approval of our executive compensation, on an advisory basis (Proposal Three). Proposals One and Three are “non-routine” matters and your broker cannot vote your shares in its discretion on your behalf on any “non-routine” matters.

In the past, if you held your shares in street name and you did not indicate how you wanted your shares voted in the election of directors, your broker was allowed to vote those shares on your behalf in the election of directors as the broker felt appropriate. Recent rule changes eliminate the ability of your broker to vote your uninstructed shares in the election of directors on a discretionary basis. Thus, if you hold your shares in street name and you do not instruct your broker how to vote in the election of directors, no votes will be cast on your behalf. Your broker will, however, continue to have discretion to vote any uninstructed shares on the ratification of the appointment of the Company’s independent registered public accounting firm (Proposal Two). Proposal Two is the only “routine” matter on the ballot and your broker can vote your shares in its discretion on your behalf if you do not provide instructions to your broker.

Q:	How does the Board of Directors recommend that I vote?

A:

The Board of Directors unanimously recommends that you vote your shares “FOR” the seven nominees listed in Proposal One, “FOR” the ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014, and “ FOR “ the approval of our executive compensation.

Q:	If I sign a proxy, how will it be voted?

A:

All shares entitled to vote and represented by properly executed proxy cards received prior to the Annual Meeting, and not revoked prior to the closing of the polls at the Annual Meeting, will be voted at the Annual Meeting in accordance with the instructions indicated on those proxy cards. If no instructions are indicated on an otherwise properly executed proxy card, the shares represented by that proxy card will be voted as recommended by the Board of Directors.

Q:	What happens if additional matters are presented at the Annual Meeting?

A:

If any other matters are properly presented for consideration at the Annual Meeting, including, among other things, consideration of a motion to adjourn the Annual Meeting to another time or place (including, without limitation, for the purpose of soliciting additional proxies), the persons named as proxies and acting thereunder will have discretion to vote on those matters in accordance with their best judgment. We do not currently anticipate that any other matters will be raised at the Annual Meeting.

Q:	Can I change or revoke my vote?

A:

If you are a stockholder of record, you may change your vote by (1) filing with Vitacost’s Chief Legal Officer and Corporate Secretary, prior to your shares being voted at the Annual Meeting, a written notice of revocation or a duly executed proxy card, in either case dated later than the prior proxy card relating to the same shares, or (2) by attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not, by itself, revoke a proxy).

If you are a beneficial owner of shares held in street name, subject to any rules your broker, trustee, nominee or similar institution may have, you may change your vote (1) by submitting new voting instructions to your broker, trustee, nominee or similar organization, or (2) if you have obtained a legal proxy from the broker, trustee, nominee or similar organization that holds your shares giving you the right to vote the shares, by attending the Annual Meeting and voting in person.

Any written notice of revocation or subsequent proxy card must be received by Vitacost’s Chief Legal Officer and Corporate Secretary prior to the taking of the vote at the Annual Meeting. Such written notice of revocation or subsequent proxy card should be hand delivered to Vitacost’s Chief Legal Officer and Corporate Secretary or should be sent so as to be delivered to Vitacost.com, Inc., 5400 Broken Sound Blvd., NW, Suite 500, Boca Raton, Florida 33487, Attention: Chief Legal Officer and Corporate Secretary.

Q:	Who will bear the costs of soliciting votes for the Annual Meeting?

A:

Vitacost will bear all expenses of this solicitation, including the cost of preparing and mailing these proxy materials. We have engaged MacKenzie Partners, Inc. as our proxy solicitor at a fee not expected to exceed $7,500 plus reimbursement of out-of-pocket expenses. Vitacost may reimburse brokerage firms, custodians, nominees, fiduciaries and other persons representing beneficial owners of Common Stock for their reasonable expenses in forwarding solicitation material to such beneficial owners. Directors, officers and employees of Vitacost may also solicit proxies in person or by other means of communication. Such directors, officers and employees will not be additionally compensated but may be reimbursed for reasonable out-of-pocket expenses in connection with such solicitation.

Q:	Where can I find the voting results of the Annual Meeting?

A:

We intend to announce preliminary voting results at the Annual Meeting and expect to provide final results in a current report on Form 8-K within four business days of the Annual Meeting. In addition, the results will be posted on our website, at http://investor.vitacost.com.

Stockholder Proposals and Director Nominations at Future Meetings

Q:	What is the deadline to propose actions for consideration at the 2015 annual meeting of stockholders or to nominate individuals to serve as directors?

A:

Requirements for stockholder proposals to be considered for inclusion in Vitacost’s proxy material - Stockholders may present proper proposals for inclusion in Vitacost’s proxy statement and for consideration at the next annual meeting of its stockholders by submitting their proposals in writing to Vitacost’s Chief Legal Officer and Corporate Secretary in a timely manner. In order to be included in the proxy statement for the 2015 annual meeting of stockholders, stockholder proposals must be received by Vitacost’s Chief Legal Officer and Corporate Secretary no later than December 29, 2014, and must otherwise comply with the requirements of Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Requirements for stockholder proposals to be brought before an annual meeting - In addition, Vitacost’s bylaws establish an advance notice procedure for stockholders who wish to present certain matters before an annual meeting of stockholders. In general, nominations for the election of directors and proposals for any new business to be taken up at an annual meeting of the stockholders may be made (1) by or at the direction of the Board of Directors, or (2) by any stockholder entitled to vote who has timely delivered written notice to Vitacost’s Chief Legal Officer and Corporate Secretary during the Notice Period (as defined below). Any notice relating to a director nomination must contain specified information concerning the nominee and concerning the stockholder proposing such nomination and any notice relating to other business must contain specified information concerning the business and the stockholder proposing the consideration of such business, in each case as described in the Company’s bylaws. However, if a stockholder wishes only to recommend a candidate for consideration by the Nominating/ Corporate Governance Committee as a potential nominee for director, see the procedures discussed in “Consideration of Director Nominees”.

The “Notice Period” is defined as the period commencing on the date 120 days prior to the one year anniversary of the previous year’s annual meeting of stockholders and terminating on the date 90 days prior to the one year anniversary of the previous year’s annual meeting of stockholders, unless the date of the annual meeting is more than 30 days before or more than 30 days after such anniversary date, in which case notice by the stockholder must be received no earlier than the 120th day prior to the annual meeting and not later than the later of the 90th day prior to the annual meeting or the 10th day following the day on which public announcement of the date of the meeting is first made by the Company. As a result, the Notice Period for the 2015 annual meeting of stockholders will be from February 5, 2015 to March 7, 2015.

Q:	How may I obtain a copy of the bylaw provisions regarding stockholder proposals and director nominations?

A:

A copy of the full text of the bylaw provisions discussed above may be obtained by writing to the Chief Legal Officer and Corporate Secretary of Vitacost and is also available through the Company’s filings with the Securities and Exchange Commission at www.sec.gov. All notices of proposals by stockholders, whether or not included in Vitacost’s proxy materials, should be sent to Vitacost.com, Inc., 5400 Broken Sound Blvd., NW, Suite 500, Boca Raton, Florida 33487, Attention: Chief Legal Officer and Corporate Secretary.

Q:	How can I nominate director candidates?

A:

Please refer to the section captioned “Consideration of Director Nominees” on page 16 of this proxy statement and the question “What is the deadline to propose actions for consideration at the 2015 annual meeting or to nominate individuals to serve as directors?” on page 6 of this proxy statement.

Additional Information About the Proxy Materials

Q:	What should I do if I receive more than one set of proxy materials?

A:

You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you may receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a stockholder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each Vitacost proxy card or voting instruction card that you receive to ensure that all your shares are voted.

Q:	What is the mailing address for Vitacost’s principal executive offices?

A:	Vitacost’s principal executive offices are located at 5400 Broken Sound Blvd., NW, Suite 500, Boca Raton, Florida 33487.

Any written requests for additional information, additional copies of the proxy materials and Annual Report, notices of stockholder proposals, recommendations for candidates to the Board of Directors, communications to the Board of Directors or any other communications should be sent to this address.

Our internet address is www.vitacost.com. The information posted on our website is not incorporated into this proxy statement.

Annual Report and Other Matters

Our Annual Report to Stockholders, which includes our Annual Report on Form 10-K for our fiscal year ended December 31, 2013, was made available to stockholders with or preceding this proxy statement. Such Annual Report to Stockholders contains financial and other information about our company, but is not incorporated into this proxy statement and is not to be considered a part of these proxy soliciting materials or subject to Regulations 14A or 14C or to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The information contained in the “Compensation Committee Report” and the “Report of the Audit Committee” shall not be deemed “filed” with the Securities and Exchange Commission or subject to Regulations 14A or 14C or to the liabilities of Section 18 of the Exchange Act.

Upon payment of a reasonable fee, stockholders may also obtain a copy of the exhibits to our Annual Report on Form 10-K for our fiscal year ended December 31, 2013. All such requests should be directed to our Director of Investor Relations at the address of our executive offices located at 5400 Broken Sound Blvd., NW, Suite 500, Boca Raton, Florida 33487.

PROPOSAL ONE:

ELECTION OF DIRECTORS

Nominees

Our certificate of incorporation and bylaws provide that the number of directors shall be fixed from time to time by resolution of our Board of Directors. The number of directors is currently fixed at seven directors. Our certificate of incorporation and bylaws provide that all directors are elected at each annual meeting of our stockholders for a term of one year and hold office until their successors are duly elected and qualified.

Seven directors have been nominated by our Board of Directors for election at this meeting. Unless otherwise instructed, the shares represented by validly submitted proxies will be voted for the election of each of the below-listed Board of Directors nominees to serve as directors. The below-listed Board of Directors nominees have consented to be named in this proxy statement and to serve as company directors, if elected. Our Board of Directors has no reason to believe that any of such nominees will be unable or will decline to serve as company directors if they are elected at the meeting. However, in the event that any of the nominees should become unable or unwilling to serve as a director, the form of proxy will be voted “for” the election of such substitute nominees, if any, as shall be designated by the remaining incumbent directors of our Board of Directors to fill the vacancy. In such event, we intend to supplement this proxy statement to identify the substitute nominees, if any, and provide other relevant information regarding such nominees as required by applicable securities laws.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS

THAT YOU VOTE “FOR” THE ELECTION OF EACH OF THE NOMINEES LISTED BELOW.

Information and Qualifications Regarding the Nominees

The name, age and principal occupation of each nominee as of April 28, 2014, are set forth in the table below. Except as described below, each of the nominees has been engaged in his or her principal occupation during the past five years. There are no family relationships among any of our directors or executive officers. Following the table below is additional narrative disclosure regarding each nominee, including each nominee’s unique qualifications to serve on the Board of Directors.

See “Corporate Governance” and “Executive Compensation - Director Compensation” below for additional information regarding the Board of Directors, including procedures for nominations of directors.

			Year First
			Became
Name	Age	Position	a Director
Christopher S. Gaffney (1)(2)	51	Director	2010
Stuart Goldfarb (3)	59	Director	2011
Jeffrey J. Horowitz	67	Chief Executive Officer and Director	2010
Edwin J. Kozlowski (3)	65	Director, Audit Committee Chairman	2011
Michael A. Kumin (1)(2)	41	Chairman of the Board of Directors	2010
Michael J. McConnell	48	Director	2014
Robert G. Trapp, M.D. (3)	65	Director	2007

(1) Member of the Compensation Committee
(2) Member of the Nominating/Corporate Governance Committee
(3) Member of the Audit Committee

Christopher S. Gaffney has served as a Director of Vitacost since July 2010. Mr. Gaffney is a Managing Partner with, and one of the co-founders of, Great Hill Partners (“GHP”). Mr. Gaffney has been a Managing Partner at GHP since its founding in 1998, and in such position he shares responsibility for the general management, investment policy, fund raising and investor relations at GHP. Mr. Gaffney also continues to actively pursue new investments and manage portfolio companies. Mr. Gaffney was designated as a director by Great Hill, pursuant to the Stockholder Agreement between the Company and Great Hill. Prior to working at GHP, Mr. Gaffney served as an Associate, Principal and General Partner for Media/Communications Partners, a predecessor organization to GHP. Mr. Gaffney began his career as a commercial lending officer for the First National Bank of Boston in the specialized media lending unit. Mr. Gaffney previously served on the Boards of Directors of LECG Corporation from March 2010 to April 2011, Spark Networks from November 2006 to October 2007, Incentra Solutions, Inc., a provider of information technology services that, at the time of Mr. Gaffney’s service, traded on the OTC Bulletin Board, from August 2004 to July 2005, and Haights Cross Communications, Inc., an educational and library publisher with publicly-registered debt, from March 1997 to September 2007. Mr. Gaffney serves and has served on the Boards of Directors of numerous private companies, including BuscaPé.com and IGN Entertainment. Mr. Gaffney is a summa cum laude graduate of Boston College with a degree in Accounting and Economics. We believe Mr. Gaffney’s extensive experience in all phases of the lifecycles of growth companies, with a particular emphasis on companies in the media, internet, and business and consumer services sectors, gained as a Managing Partner at a well-known investment firm with $2.7 billion under management and his membership on numerous public and private company boards of directors provide the requisite qualifications, skills, perspective and experience that make him well qualified to serve on our Board of Directors.

Stuart Goldfarb has served as our Director since February 28, 2011. Mr. Goldfarb has more than 25 years of direct marketing, media and e-commerce experience. He currently serves on the board of WWE, Inc., a global entertainment and media company. Mr. Goldfarb served as the President and CEO of Direct Brands, Inc., the world’s largest direct marketer of music, DVDs, and books, from 2001 to 2009. Prior to joining Direct Brands, Inc., Mr. Goldfarb was President and CEO of bol.com, Bertelsmann’s premier online retailer of books and music, doing business in eighteen European and Asian countries. Before joining Bertelsmann, he was Vice Chairman of Value Vision International, a cable TV home shopping and e-commerce company and was also the former Executive Vice President, Worldwide Business Development at NBC. We believe Mr. Goldfarb’s experience as an executive at multiple online and ecommerce companies and his experience as a member of other boards of directors provide the requisite qualifications, skills, perspective and experience that make him well qualified to serve on our Board of Directors.

Jeffrey J. Horowitz was appointed Chief Executive Officer on February 17, 2011. He served as Interim Chief Executive Officer and a Director of Vitacost from August 2010 through February 17, 2011. Mr. Horowitz provided consulting services to Vitacost in 2010 prior to being appointed Interim Chief Executive Officer. Over the five years prior to joining Vitacost, Mr. Horowitz pursued personal interests. Mr. Horowitz founded Vitamin Shoppe, Inc. (“Vitamin Shoppe”) in 1977 and served as its President and Chief Executive Officer from 1977 to January 2000, during which time he oversaw the retail expansion from one store in 1977 to over 200 stores in 11 states. In addition, Mr. Horowitz expanded Vitamin Shoppe’s business by establishing a catalog to solicit mail order sales in 1981 and pioneered the online vitamin sales industry in 1998 with the launch of VitaminShoppe.com. Mr. Horowitz also led Vitamin Shoppe during its initial public offering on The NASDAQ Stock Market in 1999. Mr. Horowitz served as President and Chief Executive Officer of VitaminShoppe.com, Inc. from July 1999 to January 2000. Mr. Horowitz served as Chairman of the Board of Directors of VitaminShoppe.com, Inc. from June 1999 to January 2000, as a Director of VitaminShoppe.com, Inc. from May 1999 to 2007 and as a Director of Vitamin Shoppe Industries Inc. from its inception to 2007. We believe Mr. Horowitz’s knowledge and valuable insight into the health and wellness industry, his experience as the Chief Executive Officer of Vitamin Shoppe and his service on several boards of directors provide the requisite qualifications, skills, perspective and experience that make him well qualified to serve on our Board of Directors and as our Chief Executive Officer.

Edwin J. Kozlowski has served as our Director since February 28, 2011.  Mr. Kozlowski has over 30 years of financial experience working in the retail and nutritional supplement industries.  Mr. Kozlowski served on the board and Executive Committee of Suncoast Centers, Inc., a social service, non-profit organization from 2005 to 2012.  Mr. Kozlowski served as Executive Vice President and Chief Operating Officer of Retail Ventures, Inc. from 2001 to 2004 and Senior Vice President and Chief Financial Officer — Chief Operating Officer of DSW in 2001.  Prior to joining Retail Ventures, Inc., Mr. Kozlowski served as Executive Vice President and Chief Financial Officer of General Nutrition Companies, Inc. (“GNC”) from 1990 to 2000.  From 1978 to 1990, Mr. Kozlowski held various management positions within GNC.  He has also served in senior financial positions at H.K.  Porter Company and Arthur Young, LLP.  Mr. Kozlowski was an officer with the United States Secret Service and served in the United State Army.  He received a Bachelor of Science in accounting from Robert Morris University in 1975.  We believe that Mr. Kozlowski’s prior retail, operations, management and finance background and his role as the Chief Financial Officer of GNC and DSW provide the requisite qualifications, skills, perspective and experience that make him well qualified to serve on our Board of Directors.

Michael A. Kumin has served as Interim Chairman of the Board of Vitacost since July 2010. Mr. Kumin is a Managing Partner with GHP, a Boston-based investment firm. Mr. Kumin has served in a number of positions since joining GHP in 2002, and is presently a Managing Partner responsible for originating and evaluating investment opportunities in the media, internet, software, and business and consumer services sectors. In his position, he also serves responsibility for the investment policy, fundraising, investor relations and general management of GHP. Mr. Kumin was designated as a director by Great Hill pursuant to the Stockholder Agreement between the Company and Great Hill. Prior to joining GHP, Mr. Kumin held various executive and investing positions, including roles at Apollo Management, L.P. and Goldman, Sachs, L.P. Mr. Kumin serves and has served on the Boards of Directors of numerous private internet companies, including Wayfair, LLLC, Spark Networks, BuscaPé.com and IGN Entertainment. Mr. Kumin graduated with honors from the Woodrow Wilson School of Public & International Affairs at Princeton University with a Bachelor of Arts. We believe Mr. Kumin’s extensive experience as a board member of both public and private growth-oriented technology companies, his knowledge of the media, internet, software, and business and consumer services sectors, and his wealth of expertise, particularly in the areas of strategy, mergers and acquisitions, and corporate finance, provide the requisite qualifications, skills, perspective and experience that make him well qualified to serve on our Board of Directors.

Michael J. McConnell has served as our Director since March 2014. Mr. McConnell has more than 25 years of combined experience in finance, strategy, investing, and corporate governance and was most recently Chief Executive Officer of Collectors Universe (NASDAQ: CLCT) from 2009 to 2012. From 1998 to 2008, Mr. McConnell was a Managing Director and a member of the Executive Committee of Shamrock Capital Advisors, Inc., a manager of private equity, real estate and direct investment funds. In addition, Mr. McConnell has held various positions at PepsiCo, Merrill Lynch and Kidder Peabody. Mr. McConnell has extensive experience in corporate governance and currently serves as a non-executive director of Redflex Holdings Limited, a public company listed on the Australian Securities Exchange. He previously was a Director of Collectors Universe from 2007 to 2013 and has served on the board of directors of PaperlinX Limited, Ansell Limited, Nuplex Industries, Force Corporation, iPass, Inc., Port-link International, MRV Communications, Cosmoline Limited and Neo Technology Ventures. Mr. McConnell holds an MBA from the Darden School of the University of Virginia and a BA in Economics from Harvard University. We believe that McConnell’s prior operations, finance and governance background and his role as the Chief Executive Officer of Collectors Universe provide the requisite qualifications, skills, perspective and experience that make him well qualified to serve on our Board of Directors.

Robert G. Trapp, M.D. has served as our Director since April 2007. Dr. Trapp has maintained a private practice in rheumatology in Springfield, Illinois since 1989. He was a faculty member at Southern Illinois University School of Medicine from 1981 to 1989 where he served as Chief of the Division of Rheumatology. He has been a principal investigator in more than 125 phase I, II and III clinical trials evaluating new therapies in the treatment of rheumatological diseases. Dr. Trapp is board certified in internal medicine and rheumatology. He is a Fellow of the American College of Physicians and a member of the American College of Rheumatology. He received a Bachelor of Arts from Earlham College and his M.D. from Northwestern University School of Medicine. We believe Dr. Trapp’s prior extensive service with our company and his medical expertise and knowledge of our products provide the requisite qualifications, skills, perspective and experience that make him well qualified to serve on our Board of Directors.

PROPOSAL TWO:

RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has selected PricewaterhouseCoopers LLP as the independent registered public accounting firm to audit the consolidated financial statements of Vitacost for the fiscal year ending December 31, 2014, and recommends that the stockholders vote for ratification of such appointment. In the event of a negative vote on such ratification, the Audit Committee may reconsider its selection. Even if the selection of PricewaterhouseCoopers LLP is ratified, the Audit Committee, in its discretion, may direct the selection of a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in the Company’s and its stockholders’ best interests.

PricewaterhouseCoopers LLP has audited our financial statements for the years ended December 31, 2013 and 2012.

We expect a representative of PricewaterhouseCoopers LLP to be present at the meeting. The PricewaterhouseCoopers LLP representative will have the opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR”

THE RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS

LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

FEES PAID TO ACCOUNTANTS

PricewaterhouseCoopers LLP was the Company’s principal accountant for the years ended December 31, 2013 and 2012. The table below sets forth the audit fees, audit-related fees, and tax fees billed to the Company by PricewaterhouseCoopers LLP for the years ended December 31, 2013 and 2012, respectively.

	2013(1)	2012(2)
Audit fees	$600,000	$529,175
Audit-related fees	2,700	2,700
Tax fees	-	-
	$602,700	$531,875

For purposes of the preceding table, the professional fees are classified as follows:

●

Audit fees — (1) The Company incurred $600,000 in fees for professional services rendered by PricewaterhouseCoopers LLP in connection with the audit of the consolidated financial statements included in the Annual Report on Form 10-K, the review of the quarterly consolidated financial statements included in the Quarterly Report on Form 10-Q for the three, six and nine month periods ended March 31, 2013, June 30, 2013 and September 30, 2013, the assessment of the internal control assertions required by Section 404 of the Sarbanes-Oxley Act of 2002 and other SEC filings and accounting consultations on matters related to the annual audit or interim reviews.

(2) The Company incurred $529,175 in fees for professional services rendered by PricewaterhouseCoopers LLP in connection with the audit of the consolidated financial statements included in the Annual Report on Form 10-K, the review of the quarterly consolidated financial statements included in the Quarterly Report on Form 10-Q for the three, six and nine month periods ended March 31, 2012, June 30, 2012 and September 30, 2012, the assessment of the internal control assertions required by Section 404 of the Sarbanes-Oxley Act of 2002 and other SEC filings and accounting consultations on matters related to the annual audit or interim reviews.

●	Audit-related fees — The Company incurred $2,700 in fees for annual subscriptions to accounting research and financial reporting tools provided by our principal accountants during 2013 and 2012.

●	Tax fees — The Company did not incur any tax fees by our principal accountants during 2013 and 2012.

Audit Committee Pre-Approval Policy. Our Audit Committee has reviewed and approved all of the fees charged by our principal accountants. The Audit Committee concluded that all services rendered during 2013 and 2012 by our principal accountants were consistent with maintaining their respective independence. As a matter of policy, we will not engage our principal accountants for non-audit services other than “audit-related services,” as defined by the Securities and Exchange Commission, certain tax services, and other permissible non-audit services as specifically approved by the chairperson of the Audit Committee and presented to the full Board of Directors at its next regular meeting. The policy also includes limits on hiring partners of, and other professionals employed by, the principal accountants to ensure that the Securities and Exchange Commission’s auditor independence rules are satisfied.

Under the policy, the Audit Committee must pre-approve all services provided by our principal accountants and fees charged for these services including an annual review of audit fees, audit-related fees, tax fees, and other fees with specific dollar value limits for each category of service. The Audit Committee will also consider and, if appropriate, approve specific engagements on a case-by-case basis that are not otherwise pre-approved. Any proposed engagement that does not fit within the definition of a pre-approved service may be presented to the chairperson of the Audit Committee for approval.

PROPOSAL THREE:

ADVISORY APPROVAL OF COMPENSATION OF NAMED EXECUTIVE OFFICERS

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, or the Dodd-Frank Act, enables our stockholders to vote to approve, on an advisory basis, the compensation of our Named Executive Officers as disclosed in accordance with the Securities and Exchange Commission’s rules in the “Executive Compensation” section of this proxy statement beginning on page 19 below. This proposal, commonly known as a “say-on-pay” proposal, gives our stockholders the opportunity to express their views on our Named Executive Officers’ compensation as a whole. This vote is not intended to address any specific item of compensation or any specific Named Executive Officer, but rather the overall compensation of all of our Named Executive Officers and the philosophy, policies and practices described in this proxy statement.

The say-on-pay vote is advisory, and therefore not binding on the Company, the Compensation Committee or our Board of Directors. The say-on-pay vote will, however, provide information to us regarding investor sentiment about our executive compensation philosophy, policies and practices, which the Compensation Committee will be able to consider when determining executive compensation for the remainder of the current fiscal year and beyond. Our Board of Directors and our Compensation Committee value the opinions of our stockholders and to the extent there is any significant vote against the Named Executive Officer compensation as disclosed in this proxy statement, we will consider our stockholders’ concerns and the Compensation Committee will evaluate whether any actions are necessary to address those concerns.

As described in detail in the section entitled “Compensation Discussion and Analysis” in this proxy statement, along with the Summary Compensation Table and the other tables and disclosures in this Proxy Statement, our Compensation Committee implements executive compensation policies designed to align our executive officers’ incentives with stockholder value creation. Our executive compensation is designed to attract and retain the most talented and dedicated executive officers possible, including the Named Executive Officers, who are key to our continued successful growth. Under our compensation philosophy, we seek to correlate annual and long-term cash and stock incentives to achievement of measurable performance objectives.

The Compensation Discussion and Analysis, beginning on page 19 of this proxy statement, describes the Company’s executive compensation policies and the decisions made by the Compensation Committee in fiscal 2013 in more detail. Highlights of our executive compensation philosophy include the following:

●

We implement and maintain compensation policies that tie a substantial portion of each executive officer’s overall compensation to corporate and/or financial objectives including individual performance objectives.

●

The Company granted long-term equity awards that link the interests of our executive officers, including the Named Executive Officers, with those of our stockholders. New Named Executive Officers typically receive annual long-term equity awards of stock options, which vest over a multi-year period and remain exercisable for 10 years from the date of grant.

●	An independent Compensation Committee.

●	A balanced mix between long and short-term incentives.

●	Discretion retained by the Compensation Committee to reduce or suspend bonus payments.

We believe that our executive compensation program was designed appropriately and is working to ensure management’s interests are aligned with our stockholders’ interests to support long-term value creation. Accordingly, we ask our stockholders to vote “FOR” the following resolution at the Annual Meeting:

“RESOLVED, that the Company’s stockholders approve, on an advisory basis, the compensation of the Named Executive Officers, as disclosed in the Company’s proxy statement for the Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the compensation tables and the other related disclosure.”

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR”

THE ADVISORY (NON-BINDING) VOTE APPROVING EXECUTIVE COMPENSATION.

THE AFFIRMATIVE VOTE OF THE HOLDERS OF A MAJORITY OF THE SHARES

PRESENT AND ENTITLED TO VOTE IS NECESSARY FOR APPROVAL.

CORPORATE GOVERNANCE

Director Independence

The Board of Directors has determined that, with the exception of Jeffrey J. Horowitz, our Chief Executive Officer, all of its members are “independent directors” as that term is defined in the listing standards of The NASDAQ Stock Market. Such independence definition includes a series of objective tests, including that the director is not an employee of the Company and has not engaged in various types of business dealings with the Company. In addition, as further required by the NASDAQ listing standards, the Board of Directors has made a subjective determination as to each independent director that no relationships exist which, in the opinion of the Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

The independent directors meet regularly in executive session, without executive officers present, as part of its meeting procedures.

Board Committees

Our Board of Directors directs the management of our business and affairs, in accordance with applicable Delaware law, and conducts its business through meetings of our Board of Directors and standing committees. Our Board of Directors currently has an Audit Committee, Compensation Committee and Nominating/Corporate Governance Committee. Our Board of Directors may establish other committees to facilitate the management of our business.

Our Board of Directors has adopted charters for our Audit, Compensation and Nominating/Corporate Governance Committees describing the authority and responsibilities delegated to each committee by our Board of Directors. Our Board of Directors has also adopted a Code of Conduct and Ethics. We post on our website, at http://investor.vitacost.com, the charters of our Audit, Compensation and Nominating/Corporate Governance Committees; our Code of Conduct and Ethics, and any amendments or waivers thereto; and any other corporate governance materials contemplated by Securities and Exchange Commission or NASDAQ regulations. These documents are also available in print to any stockholder requesting a copy in writing from our Director of Investor Relations at the address of our executive offices set forth in this proxy statement.

The current composition of our Audit Committee, Compensation Committee and Nominating/ Corporate Governance Committee is as follows:

Audit Committee	Compensation Committee	Nominating/Corporate Governance Committee
Edwin J. Kozlowski, Chair	Christopher S. Gaffney	Christopher S. Gaffney
Stuart Goldfarb	Michael A. Kumin	Michael A. Kumin
Robert G. Trapp

Audit Committee

Our Audit Committee currently consists of Messrs. Kozlowski, Goldfarb and Trapp. Mr. Kozlowski serves as Chairman of the Audit Committee. Our Board of Directors has determined that each current member of the Audit Committee satisfies the independence requirements of The NASDAQ Stock Market and meets the requirements for financial literacy under the requirements of The NASDAQ Stock Market and the Securities and Exchange Commission rules and regulations. Our Board of Directors also determined that all persons who served on our Audit Committee during fiscal 2013 satisfied the independence requirements of The NASDAQ Stock Market and met the requirements for financial literacy under the requirements of The NASDAQ Stock Market and the Securities and Exchange Commission rules and regulations.

Our Board of Directors has determined that Mr. Kozlowski qualifies as an “audit committee financial expert” as that term is defined in the rules and regulations established by the Securities and Exchange Commission. This designation is a disclosure requirement of the Securities and Exchange Commission and does not impose upon Mr. Kozlowski any duties, obligations, or liabilities greater than that which would otherwise be imposed by virtue of his membership on the Board of Directors or the Audit Committee. In addition, this designation does not affect the duties, obligations, or liabilities of any other director or Audit Committee member.

The charter for the Audit Committee is available on our website at http://investor.vitacost.com. Our Audit Committee held 4 meetings in fiscal 2013.

The functions of this committee include:

●	meeting with our management periodically to consider the adequacy of our internal controls and the objectivity of our financial reporting;

●	meeting with our independent auditors and with internal financial personnel regarding these matters;

●	appointing, compensating, retaining and overseeing the work of our independent auditors;

●	pre-approving audit and non-audit services of our independent auditors;

●

reviewing our audited financial statements and reports and discussing the statements and reports with our management, independent auditor and internal auditor, including any significant adjustments, management judgments and estimates, or new accounting policies;

●

reviewing the independence and quality control procedures of the independent auditor and the experience and qualifications of the independent auditor’s senior personnel that are providing us audit services; and

●	reviewing all related-party transactions for approval.

Both our independent auditors and internal financial personnel meet regularly with our Audit Committee and have unrestricted access to this committee.

See “Report of the Audit Committee” below for more information regarding the functions of the Audit Committee.

Compensation Committee

Our Compensation Committee currently consists of Messrs. Gaffney and Kumin. Our Board of Directors has determined that the current committee members satisfy the independence requirements of The NASDAQ Stock Market. Each member of this committee also qualifies as a non-employee director, as defined pursuant to Rule 16b-3 promulgated under the Exchange Act. Both Messrs. Gaffney and Kumin qualify as outside directors, as defined pursuant to Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”). The Board of Directors also determined that all persons who served on our Compensation Committee during fiscal 2013 satisfied the independence requirements of The NASDAQ Stock Market, qualified as non-employee directors as defined pursuant to Rule 16b-3 and as outside directors as defined pursuant to Section 162(m) of the Code.

The functions of this committee include:

●

reviewing and, as it deems appropriate, recommending to our Board of Directors, policies, practices and procedures relating to the compensation of our directors, officers and other managerial employees and the establishment and administration of our employee benefit plans; and

●	exercising authority under our equity incentive plans.

The Compensation Committee charter is available on our website at http://investor.vitacost.com. Our Compensation Committee held 1 meeting in fiscal 2013.

The “Compensation Committee Report” is included in this proxy statement on page 22.

Nominating/Corporate Governance Committee

Our Nominating/Corporate Governance Committee consists of Messrs. Gaffney and Kumin. Our Board of Directors has determined that the committee members satisfy the independence requirements of The NASDAQ Stock Market. The Board of Directors also determined that all persons who served on our Nominating/Corporate Governance Committee during fiscal 2013 satisfied the independence requirements of The NASDAQ Stock Market. The functions of this committee include:

●	reviewing and recommending nominees for election as directors;

●	assessing the performance of the Board of Directors;

●	developing guidelines for board composition;

●	recommending processes for annual evaluations of the performance of the Board of Directors, the Chairman of the Board of Directors and the chief executive officer; and

●	reviewing and administering our corporate governance guidelines and considering other issues relating to corporate governance.

The Nominating/Corporate Governance Committee charter is available on our website at http://investor.vitacost.com. Our Nominating/Corporate Governance Committee held no meetings in fiscal 2013.

Consideration of Director Nominees

Stockholder Nominees

The Nominating/Corporate Governance Committee will consider properly submitted stockholder nominations for candidates for membership on the Board of Directors as well as candidates recommended for consideration by the Nominating/Corporate Governance Committee as described below under “Identifying and Evaluating Nominees for Directors.” Any stockholder nominations must comply with the requirements of the Company’s bylaws and should include all information relating to such nominee as would be required to be disclosed in solicitations of proxies for the election of such nominee as a director pursuant to Regulation 14A under the Exchange Act and such nominee’s written consent to be named in the proxy statement as a nominee and to serve as a director if elected. In addition, stockholder nominations should be submitted within the time frame required by the Company’s bylaws and addressed to: Vitacost.com, Inc., Attention: Chief Legal Officer and Corporate Secretary, 5400 Broken Sound Blvd., NW, Suite 500, Boca Raton, Florida 33487.

A stockholder that instead desires to merely recommend a candidate for consideration by the Nominating/Corporate Governance Committee shall direct the recommendation in writing to Vitacost.com, Inc., Attention: Chief Legal Officer and Corporate Secretary, 5400 Broken Sound Blvd., NW, Suite 500, Boca Raton, Florida 33487, and must include the candidate’s name, home and business contact information, detailed biographical data and qualifications, information regarding any relationships between the candidate and the Company within the last three years and evidence of the nominating person’s ownership of Company stock.

Director Qualifications

In discharging its responsibilities to nominate candidates for election to the Board of Directors, the Nominating/Corporate Governance Committee has not specified any minimum qualifications for serving on the Board of Directors. However, the Nominating/Corporate Governance Committee endeavors to evaluate, propose and approve candidates with business experience and personal skills in the health and wellness industry, finance, marketing, financial reporting and other areas that may be expected to contribute to an effective Board of Directors. The Nominating/Corporate Governance Committee seeks to ensure that the Board of Directors is composed of individuals who have experience relevant to the needs of the Company and who have the highest professional and personal ethics, consistent with the Company’s values and standards. Candidates should be committed to enhancing stockholder value and should have sufficient time to carry out their duties and to provide insight and practical wisdom based on experience.

Identifying and Evaluating Nominees for Directors

The Nominating/Corporate Governance Committee utilizes a variety of methods for identifying and evaluating director nominees. Candidates may come to the attention of the Nominating/Corporate Governance Committee through current members of the Board of Directors, professional search firms, stockholders or other persons. These candidates are evaluated at regular or special meetings of the Nominating/Corporate Governance Committee and may be considered at any point during the year. As described above, the Nominating/Corporate Governance Committee considers properly submitted stockholder nominations and recommendations for candidates for the Board of Directors. Following verification of the stockholder status of persons proposing candidates, nominations and recommendations are aggregated and considered by the Nominating/Corporate Governance Committee. If any materials are provided by a stockholder in connection with the nomination or recommendation of a director candidate, such materials are forwarded to the Nominating/Corporate Governance Committee. The Nominating/Corporate Governance Committee also reviews materials provided by professional search firms or other parties in connection with a nominee who is not proposed by a stockholder.

Board Meetings/Annual Meeting of Stockholders

Our Board of Directors held a total of five meetings during our fiscal year ended December 31, 2013. Each director attended at least 75% of all Board of Directors and applicable committee meetings that were held while he was serving as a Director of the Company, except for Mr. Gaffney. While the Company does not have a formal policy regarding attendance by members of the Board of Directors at the Company’s annual meeting of stockholders, we encourage, but do not require, each of our Directors to attend our annual meeting of stockholders. For the Company’s 2013 annual meeting of stockholders, no directors attended the meeting.

Board’s Role in Risk Oversight

Risk is inherent in every business. As is the case in virtually all businesses, we face a number of risks, including operational, economic, financial, legal, regulatory and competitive risks. Our management is responsible for the day-to-day management of the risks we face. Our Board of Directors, as a whole and through its committees, has responsibility for the oversight of risk management.

In its oversight role, our Board of Directors’ involvement in our business strategy and strategic plans plays a key role in its oversight of risk management, its assessment of management’s appetite for risk and its determination of the appropriate level of enterprise risk. Our Board of Directors receives updates at least quarterly from senior management and periodically from outside advisors regarding the various risks we face, including operational, economic, financial, legal, regulatory and competitive risks. Our Board of Directors also reviews the various risks we identify in our filings with the Securities and Exchange Commission as well as risks relating to various specific developments, such as acquisitions, securities repurchases, debt and equity placements and product introductions.

Our Board committees assist our Board of Directors in fulfilling its oversight role in certain areas of risk, as disclosed in the descriptions of each of the committees above and in the charters of each of the committees, but the full Board of Directors has retained responsibility for general oversight of risks. Our Board of Directors satisfies this responsibility through full reports by each committee chair regarding the committee’s considerations and actions, as well as through regular reports directly from officers responsible for oversight of particular risks within our company.

Board Leadership Structure

We believe that effective board leadership structure can depend on the experience, skills and personal interaction between persons in leadership roles as well as the needs of our company at any point in time. We maintain separate roles between the Chief Executive Officer and the Chairman of the Board of Directors, in recognition of the differences between the two responsibilities. Our Chief Executive Officer is responsible for setting our strategic direction and day-to-day leadership and performance of our company. Our Chairman of the Board of Directors provides input to our Chief Executive Officer, sets the agenda for Board meetings and presides over meetings of the full Board of Directors as well as executive sessions of our Board of Directors.

Separating the positions of Chief Executive Officer and Chairman of the Board of Directors allows our Chief Executive Officer to focus on our day-to-day business, while allowing the Chairman of the Board of Directors to lead the Board of Directors in its fundamental role of providing independent advice to and oversight of management. The Board of Directors believes that having an independent director serve as Chairman of the Board of Directors is the appropriate leadership structure for the Company at this time and demonstrates our commitment to good corporate governance.

Compensation Committee Interlocks and Insider Participation

Our Compensation Committee currently consists of Messrs. Gaffney and Kumin. None of the members of our Compensation Committee has, at any time, served as an officer or employee of Vitacost. None of our executive officers currently serves, or in the past year has served, as a member of the Board of Directors or Compensation Committee of any entity that has one or more executive officers serving on our Board of Directors or Compensation Committee.

Contacting the Board of Directors

Communications from stockholders to the non-employee directors should be addressed to the Chairman or any specified individual director as follows: Vitacost.com, Inc., 5400 Broken Sound Blvd., NW, Suite 500, Boca Raton, Florida 33487, Attention: Chairman or any specified individual director.

EXECUTIVE OFFICERS

The following table sets forth certain information regarding our current executive officers:

Name	Age	Position
Jeffrey J. Horowitz	67	Chief Executive Officer/Director
Brian D. Helman	44	Chief Financial Officer
Joseph R. Topper, Jr.	53	Chief Information Officer/Chief Technology Officer
Christopher Cavalline	53	Chief Merchandising Officer
Mary L. Marbach	47	Chief Legal Officer and Corporate Secretary

Jeffrey J. Horowitz was appointed Interim Chief Executive Officer and a Director of our company in August 2010 and became our Chief Executive Officer in February 2011. Mr. Horowitz’s biographical information is listed above under the heading, “Election of Directors — Nominees.”

Brian D. Helman was appointed Chief Financial Officer effective February 29, 2012. Prior to joining Vitacost, Mr. Helman had been the Chief Financial Officer of Intermedix Corporation since 2010. Prior to that time, Mr. Helman was Chief Financial Officer of Rosetta Stone Inc. from 2007 to 2010, Chief Financial Officer of JME Software from 2006 to 2007, and Chief Financial Officer of Neon Systems, Inc. from 2002 to 2006.

Joseph R. Topper, Jr. was appointed the Company’s Chief Information Officer/Chief Technology Officer on August 6, 2012. Prior to joining the Company, Mr. Topper was the Senior Vice President of Customer Success at Rosetta Stone from 2009 to 2012. From 2007 to 2009, Mr. Topper was the Chief Information Officer at Rosetta Stone. From 2005 to 2007, Mr. Topper was the Senior Vice President of Operations at Apex Covantage.

Christopher Cavalline was appointed the Company’s Chief Merchandising Officer on July 22, 2013.  Prior to joining the Company, Mr. Cavalline was the Senior Vice President of Merchandising and E-commerce at Kohl’s Department Stores from 2009 to 2013.  From 2006 to 2009, Mr. Cavalline was employed at Macy’s, Inc.  His last position there was Regional Vice President of Stores.  Mr. Cavalline was employed from 1985 to 2006 at The May Department Stores Company, ultimately serving as its Senior Vice President, GMM.

Mary L. Marbach joined the Company as an attorney in July 2009, was appointed as our General Counsel in December 2009, our Corporate Secretary in July 2010 and our Chief Legal Officer in January 2013. Prior to joining the Company, Ms. Marbach was Senior Transactional Counsel at Imperial Finance and Trading, LLC in Boca Raton, Florida. Ms. Marbach was an associate at Greenberg Traurig, LLP in its Corporate and Securities Group in Boca Raton, Florida from 2002 through 2004. Prior to that, she was an associate at Morrison & Foerster, LLP in its Corporate & Securities Group in Palo Alto, California. Ms. Marbach is a member of the State Bar of California and the State Bar of Florida.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Overview

Our executive compensation program is designed to enable us to attract and retain key personnel and provide incentives that promote short and long-term financial growth and stability to enhance stockholder value based on a pay-for-performance model. Our Compensation Committee reviews and recommends to our Board of Directors the compensation program for our “Named Executive Officers” and oversees our executive compensation strategy. In 2013, our Named Executive Officers were, Jeffrey Horowitz, our Chief Executive Officer, Brian D. Helman, our Chief Financial Officer, Joseph R. Topper, Jr., our Chief Information Officer and Chief Technology Officer, Christopher Cavalline, our Chief Merchandising Officer and Mary Marbach, our Chief Legal Officer and Corporate Secretary.

The discussion in this section describes compensation paid to our Named Executive Officers for services rendered to us in all capacities during our fiscal year ended December 31, 2013.

Our executive compensation program provides for the following elements:

●	base salaries, which are designed to allow us to attract and retain qualified candidates;

●

incentive compensation, which provides additional cash compensation and is designed to support our pay-for-performance philosophy and align compensation with our corporate strategies and business and financial objectives;

●	equity compensation, principally in the form of stock options, which are granted to incentivize executive behavior that results in increased stockholder value; and

●	a benefits package that is available to all of our employees.

We provided stockholders a “say-on-pay” advisory vote on our executive compensation in 2013 under Section 14A of the Securities Exchange Act of 1934 (the “Exchange Act”), as amended. At the Company’s 2013 Annual Meeting of Stockholders, stockholders expressed substantial support for the compensation of the Company’s NEOs, with approximately 99% of the votes cast for approval of the “say-on-pay” advisory vote. The Compensation Committee carefully evaluated the results of the 2013 advisory vote, in connection with its evaluation of our executive compensation programs more generally. Taking into account the results of the say-on-pay vote, along with other factors such as our corporate business objectives and the Compensation Committee’s review of peer group data (as discussed in more detail below), the Compensation Committee did not make any changes to the Company’s executive compensation program and policies as a result of the 2013 “say-on-pay” advisory vote.

A detailed description of these components is provided below.

Elements of Our Executive Compensation Program

Base Salary. The base salary provides cash compensation for performing the essential elements of our executive positions. We strive to set our base salaries at levels that we believe are competitive in our market and provide our executives a level of compensation that permits them to focus their energies on job performance.

Annual Bonus/Incentive Compensation. Our incentive compensation, in the form of cash payment, is intended to compensate our executives after the end of the calendar year based on our corporate and financial performance, as well as the individual executive’s performance. We may set multiple objectives for an executive to achieve. A specific incentive payment may be earned for meeting one or more of such objectives. Further, our incentive compensation is intended to reward and incentivize our executives for exceeding their objectives. We may grant discretionary cash bonuses as an award to our executives for performance that is not necessarily rewarded by the incentive compensation or to attract new executives to join our management team.

Equity-Based Compensation. Generally, the goals of our equity based compensation are intended to align the interests of our Named Executive Officers with the interests of our stockholders. When hired, our Named Executive Officers typically receive equity awards in the form of stock options that vest equally over a period of five years in an effort to encourage the long-term retention of our executives. We may grant additional equity awards, including stock options, to our executive officers subsequent to their initial equity award when evaluating their overall compensation. Stock option grants or other awards may vest immediately as determined by our Compensation Committee to be consistent with our objectives. The exercise price of our stock option grants is the fair market value of our stock on the grant date. Also, our stock option awards typically provide for the acceleration of vesting of options in the event of a change in control of our company. In 2013, the Compensation Committee adopted a policy regarding the timing of grants in relation to the release of material information to our stockholders. It is now the Company’s policy to not time equity award grants in relation to the release of material non-public information. Instead, equity awards granted by the Compensation Committee will be granted effective only as of the 2nd Monday of the month on or next following the date of approval of the award by the Compensation Committee, as applicable. For example, if the Compensation Committee meets on the 2nd Tuesday of November, equity awards it then approves will be effective on the 2nd Monday of the immediately following December. In contrast, if the Compensation Committee meets on the 2nd Monday of November, equity awards it then approves will be effective on that day.

Benefits. We provide our Named Executive Officers other benefits generally available to our employees such as health benefits, a 401(k) plan and life and disability insurance. These benefits are intended to provide support to our executives and their families throughout various stages of their careers, and these core benefits are provided to all executives regardless of their individual performance levels. The 401(k) plan allows participants to defer their annual compensation, subject to the limitations set by the Internal Revenue Code, which was $17,500 per person for 2013. The executives’ elective deferrals are immediately vested and non-forfeitable upon contribution to the 401(k) plan.

Determining the Amount of Each Element of Compensation

Base Salary. Generally, base salaries for our Named Executive Officers are established through negotiation when the executive is hired. Factors we considered in the negotiation are prior experience, qualifications, prior salary and our need for the particular qualifications of such executive. Adjustments in base salary are based on the executive’s responsibilities, performance and their overall compensation package. We review our executives’ base salaries annually taking into consideration the executive’s level of responsibilities, performance, tenure and salaries of our comparable executives and an employee’s overall compensatory arrangement. In the event of material changes in position, responsibilities or other factors, the Compensation Committee may consider changes in base pay during the year. Our Named Executive Officers’ base salaries are reviewed and approved by our Board of Directors. In 2013, there were no increases in the base salaries of our executives.

Annual Bonus/Incentive Compensation. Incentive compensation provided to our Named Executive Officers is determined by the Compensation Committee. The Compensation Committee evaluates the Company’s corporate and financial performance as well as the individual executive’s performance in order to determine the percentage achievement of each executive’s annual target bonus. Any incentive compensation awarded during the year is payable subsequent to completion of our annual audit. Our Compensation Committee or appropriate executive has the authority to modify a bonus structure during the year if deemed appropriate. Examples of circumstances in which we may consider revising a bonus plan include acquisitions, mergers, divestitures, successful expansion of distribution capabilities and other material changes in our Company. The Compensation Committee determines the final award of incentive cash bonuses for the Company’s Named Executive Officers.

Name	Annual Maximum Bonus Opportunity	Maximum Bonus as a Percentage of Base Salary 2013
Jeffrey Horowitz,	$275,000	68.8%
Chief Executive Officer
Brian D. Helman,	$142,500	50.0%
Chief Financial Officer
Joseph R. Topper, Jr.	$137,500	50.0%
Chief Information Officer/Chief Technology Officer
Christopher Cavalline, (1)	$67,500	22.5%
Chief Merchandising Officer
Mary L. Marbach,	$105,000	50.0%
General Counsel and Corporate Secretary
David Zucker, (2)	$150,000	50.0%
Former Chief Marketing Officer

(1)	Named Executive hired in 2013.
(2)	Mr. Zucker resigned as Chief Marketing Officer, effective October 11, 2013.

Allocation of Equity Compensation Awards

In 2013, we granted stock options to one of our Named Executive Officers hired in 2013. Stock options to purchase 300,000 shares of our common stock were granted to Mr. Cavalline in connection with his appointment as Chief Merchandising Officer. In addition, a discretionary option award was granted to Mr. Horowitz to purchase 172,500 shares of common stock in connection with his annual performance review, a discretionary option award was granted to Mr. Helman to purchase 49,500 shares of common stock in connection with his annual performance review, a discretionary option award was granted to Mr. Topper to purchase 30,000 shares of common stock in connection with his annual performance review and a discretionary option award was granted to Ms. Marbach to purchase 22,500 shares of common stock in connection with her annual performance review.

Our Compensation Committee does not apply a rigid formula in allocating stock options to executives as a group or to any particular executive. Instead, our Compensation Committee exercises its judgment and discretion and considers, among other things, the role and responsibility of the executive, competitive factors, the amount of stock-based equity compensation already held by the executive, the non-equity compensation received by the executive and the total number of options to be granted to all participants during the year. Our Compensation Committee typically makes annual grants of equity awards to our Named Executive Officers in connection with its annual review of our employees’ compensation. The options granted to Mr. Cavalline were granted pursuant to the terms of an employment agreement entered into in 2013 with Mr. Cavalline (See “Employment Agreements and Change in Control Agreements”).

Executive Equity Ownership

We believe it is important for our Named Executive Officers to have their interests aligned with our stockholders and, therefore, to be granted equity incentive awards. We have not, however, established specific stock retention and ownership guidelines for our executives.

Type of Equity Awards

Our stock award plans permits us to issue qualified and non-qualified stock options, stock appreciation rights, restricted stock, stock units, bonus stock, and other equity awards.

Severance and Change in Control Arrangements

For a description of the severance and change in control arrangements we have with our Named Executive Officers, see “Executive Compensation — Employment Agreements” and “Executive Compensation — Payments Upon Termination or Upon Change in Control.” The Compensation Committee believes that these arrangements were necessary to attract and retain our Named Executive Officers. The terms of each arrangement were determined in negotiation with the applicable Named Executive Officer in connection with the executive’s hiring and were not based on any set formula.

Effect of Accounting and Tax Treatment on Compensation Decisions

In the review and establishment of our compensation programs, we consider the anticipated accounting and tax implications to us and our executives. In this regard, we may utilize restricted stock and restricted stock units (“RSUs”) as additional forms of equity compensation incentives in response to changes in the accounting treatment of equity awards under the authoritative accounting guidance. While we consider the applicable accounting and tax treatment of alternative forms of equity compensation, these factors alone are not dispositive, and we also consider the cash and non-cash impact of the programs and whether a program is consistent with our overall compensation philosophy and objectives.

Section 162(m) of the Internal Revenue Code imposes a limit on the amount of compensation that we may deduct in any one year with respect to our Chief Executive Officer and each of our three highest compensated officers excluding our Chief Financial Officer, unless specific and detailed criteria are satisfied. Performance-based compensation, as defined in the Internal Revenue Code, is fully deductible if the programs are approved by stockholders and meet other requirements. In general, we have determined that we will not seek to limit executive compensation so that it is deductible under Section 162(m). However, from time to time, we monitor whether it might be in our interests to structure our compensation programs to satisfy the requirements of Section 162(m). We seek to maintain flexibility in compensating our executives in a manner designed to promote our corporate goals and, therefore, our Compensation Committee has not adopted a policy requiring all compensation to be deductible.

Role of Executives in Executive Compensation Decisions

Our Compensation Committee seeks input from our Chief Executive Officer when discussing the performance of, and compensation levels for, our Named Executive Officers other than himself. The Compensation Committee also works with the Chief Executive Officer and with our Chief Financial Officer in evaluating the financial, accounting, tax and retention implications of our various compensation programs. No executive participates in deliberations relating to his or her own compensation.

COMPENSATION COMMITTEE REPORT

The information contained in this report will not be deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission, nor will such information be incorporated by reference into any future filing under the Securities Act or the Exchange Act, except to the extent that we specifically incorporate it by reference in such filing.

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis set forth in this Proxy Statement on Schedule 14A with our management. Based on such review and discussions, the Compensation Committee has recommended to our Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement on Schedule 14A.

Compensation Committee

Michael A. Kumin

Christopher S. Gaffney

Summary of Cash and Other Compensation

The Summary Compensation Table below presents information concerning the total compensation of our Named Executive Officers for the fiscal years ended December 31, 2013, 2012 and 2011. Mr. Helman and Mr. Topper were not Named Executive Officers prior to 2012; therefore, their compensation information is not presented for fiscal 2011. Mr. Cavalline was not a Named Executive Officer prior to 2013; therefore, his compensation information is not presented for fiscal 2012 and fiscal 2011.

		Salary	Bonus (1)	Option Awards (2)	Non-Equity Incentive Plan Compensation	All Other Compensation (3)	Total Compensation
Jeffrey Horowitz, (4)	2013	$400,000	$261,726	$644,063	$-	$155,700	$1,461,489
Chief Executive Officer	2012	$400,000	$-	$-	$-	$228,697	$628,697
	2011	$374,141	$-	$2,434,155	$275,000	$25,470	$3,108,765

Brian D. Helman, (5)	2013	$285,000	$135,750	$185,234	$-	$-	$605,984
Chief Financial Officer	2012	$241,151	$50,000	$1,376,100	$-	$-	$1,667,251
	2011	$-	$-	$-	$-	$-	$-

Joseph R. Topper Jr., (5)	2013	$275,000	$137,500	$112,263	$-	$-	$524,763
Chief Information Officer/Chief	2012	$111,135	$-	$828,000	$-	$72,583	$1,011,718
Technology Officer	2011	$-	$-	$-	$-	$-	$-

Christopher Cavalline, (6)	2013	$133,554	$67,397	$1,422,480	$-	$74,119	$1,697,550
Chief Merchandising Officer	2012	$-	$-	$-	$-	$-	$-
	2011	$-	$-	$-	$-	$-	$-

Mary Marbach,	2013	$210,000	$99,912	$84,197	$-	$-	$394,109
Chief Legal Officer and Corporate Secretary	2012	$210,000	$-	$335,000	$-	$-	$545,000
	2011	$200,450	$-	$-	$100,000	$-	$300,450

David Zucker, (7)	2013	$237,815	$-	$168,965	$-	$46,775	$453,555
Former Chief Marketing Officer	2012	$300,000	$-	$-	$-	$64,801	$364,801
	2011	$108,892	$-	$789,000	$19,028	$17,576	$934,496

(1)

We report executive plan awards in the column titled “Non-Equity Incentive Plan Compensation.” Mr. Horowitz's bonus of $261,726 is the value of 48,200 in RSUs elected in lieu of cash payment. Mr. Helman's bonus of $135,750 is the value of 25,000 in RSUs elected in lieu of cash payment. Ms. Marbach's bonus of $99,912 is the value of 18,400 in RSUs elected in lieu of cash payment. For these NEOs, the amounts represent the aggregate grant date fair value related to stock awards pursuant to Statement of Financial Accounting Standards Codification Topic 718.

(2)

Amounts shown do not reflect compensation actually received by the Named Executive Officer. Instead, the amounts represent the aggregate grant date fair value related to option awards, granted in the year indicated, pursuant to Statement of Financial Accounting Standards Codification Topic 718. For a discussion of the valuation assumptions, see Note 1 to our consolidated financial statements.

(3)

Named Executive Officers who received personal benefits valued at $10,000 or more in the aggregate during the related fiscal year ending December 31, 2013. The All Other Compensation listed for Mr. Horowitz is comprised of travel expenses of $150,000 and insurance benefits of $5,700. The All Other Compensation listed for Mr. Cavalline is comprised of relocation expense contractually agreed upon in his employment agreement of $73,338 and insurance benefits of $781. The All Other Compensation listed for Mr. Zucker is comprised of travel and lodging expenses contractually agreed upon in his employment agreement of $46,775.

(4)

Mr. Horowitz became Chief Executive Officer on February 17, 2011. Prior to his appointment as the Company’s Chief Executive Officer, he served as the Company’s Interim Chief Executive Officer from August 2010 through February 2011.

(5)	Named Executive hired in 2012.
(6)	Named Executive hired in 2013.
(7)	Mr. Zucker resigned as Chief Marketing Officer, effective October 11, 2013.

Grants of Plan-Based Awards

The following table summarizes information concerning grants of plan-based awards made by us for services rendered during the fiscal year ended December 31, 2013 to each of the Named Executive Officers.

		Estimated Future Payouts Under Non- Equity Incentive Plan Awards			All Other Stock Awards Number of Securities	All Other Option Awards Number of Securities	Exercise or Base	Grant Date Fair Value of
		Threshold	Target	Maximum	Underlying Options	Underlying Options	Price of Option Awards	Stock and Options
Name	Grant Date	($)	($)	($)	(#)	(#)	($/Sh)(1)	Awards (2)
Jeffrey Horowitz	2013	-	$275,000	-	-	-	-	-
	2/13/2013	-	-	-	-	172,500	$7.15	$644,063
	2/4/2014	-	-	-	48,200	-	-	$261,726
Brian D. Helman	2013	-	$142,500	-	-	-	-	-
	2/13/2013	-	-	-	-	49,500	$7.15	$185,234
	2/4/2014	-	-	-	25,000	-	-	$135,750
Joseph Topper, Jr.	2013	-	$137,500	-	-	-	-	-
	2/13/2013	-	-	-	-	30,000	$7.15	$112,263
Christopher Cavalline	2013	-	$67,500	-	-	-	-	-
	8/12/2013	-	-	-	-	300,000	$8.92	$1,422,480
Mary Marbach	2013	-	$105,000	-	-	-	-	-
	2/13/2013	-	-	-	-	22,500	$7.15	$84,197
	2/4/2014	-	-	-	18,400	-	-	$99,912

(1)	The exercise price for the stock option was the closing price of our common stock on the day prior to the grant date, as reported on the NASDAQ Stock Market.
(2)

The grant date fair value of options is based on the fair value calculated pursuant to Statement of Financial Accounting Codification Topic 718. For a discussion of the valuation assumptions, see Note 1 to our consolidated financial statements in our current report on Form 10-K for the year ended December 31, 2013.

Outstanding Equity Awards at Fiscal Year End

	Number of	Number of
	Securities	Securities
	Underlying	Underlying
	Unexercised	Unexercised		Option	Option
	Options (1)	Options (1)		Exercise	Expiration
Name	Exercisable	Unexercisable		Price	Date
Jeffrey Horowitz	200,000	-		$8.91	8/2/2021
	497,696	85,054	(2)	$3.75	6/22/2022
	295,843	71,407	(3)	$4.33	9/12/2022
	-	172,500	(4)	$7.15	2/12/2023
Brian D. Helman	66,000	264,000	(5)	$8.20	2/28/2021
	-	49,500	(6)	$7.15	2/12/2023
Joseph R. Topper, Jr.	60,000	240,000	(7)	$5.54	8/9/2022
	-	30,000	(8)	$7.15	2/12/2023
Christopher Cavalline	-	300,000	(9)	$8.92	8/12/2023
Mary Marbach	30,000	20,000	(10)	$9.72	2/3/2019
	20,000	80,000	(11)	$6.61	1/24/2021
	-	22,500	(12)	$7.15	2/12/2023

(1)	The aggregate number of option awards outstanding at December 31, 2013 was 4,979,835. The aggregate number of option awards owned by our Named Executive Officers at December 31, 2013 was 2,504,500.
(2)	These options vest as follows: 10,632 on the 15th day of each month through August 15, 2014.
(3)	These options vest as follows: 10,201 on the 16th day of each month through July 16, 2014.

(4)	These options vest as follows: 34,500 vest on each of February 13, 2014, 2015, 2016, 2017, and 2018, respectively.
(5)	These options vest as follows: 66,000 vest on each of February 28, 2014, 2015, 2016, and 2017, respectively.
(6)	These options vest as follows: 9,900 vest on each of February 14, 2014, 2015, 2016, 2017 and 2018, respectively.
(7)	These options vest as follows: 60,000 vest on each of August 9, 2014, 2015, 2016, and 2017, respectively.
(8)	These options vest as follows: 6,000 vest on each of February 13, 2014, 2015, 2016, 2017 and 2018, respectively.
(9)	These options vest as follows: 60,000 vest on each of August 12, 2014, 2015, 2016, 2017 and 2018, respectively.
(10)	These options vest as follows: 10,000 vest on each of February 3, 2014 and 2015, respectively.
(11)	These options vest as follows: 20,000 vest on each of January 24, 2014, 2015, 2016, and 2017, respectively.
(12)	These options vest as follows: 4,500 vest on each of February 13, 2014, 2015, 2016, 2017 and 2018, respectively.

Pension Benefits

We do not maintain any defined benefit pension plans.

Nonqualified Deferred Compensation

We do not maintain any nonqualified deferred compensation plans.

Potential Payments Upon Termination or Change In Control

If the Named Executive Officers’ employment had been terminated on December 31, 2013 for any reason other than a change of control (as defined in the employment agreements entered into with each Named Executive Officer) or terminated pursuant to a change of control on December 31, 2013, each executive would have received the payments described in the following table.

Name	Benefit	Termination without Cause	Termination due to Change in Control	Potential Single Trigger Option Vesting due to Change in Control	Death	Disability

Jeffrey Horowitz	Cash and Benefit Payment (1)	$400,000	$400,000	$-	$-	$-
	Accelerated Vesting of Options(6)(7)	277,764	277,764	277,764	-	-
		$677,764	$677,764	$277,764	$-	$-

Brian D. Helman	Cash and Benefit Payment (2)(3)(4)(5)	$142,500	$142,500	$-	$71,250	$142,500
	Accelerated Vesting of Options(7)	-	-	-	-	-
		$142,500	$142,500	$-	$71,250	$142,500

Joseph R. Topper	Cash and Benefit Payment (2)(3)(4)(5)	$137,500	$137,500	$-	$68,750	$137,500
	Accelerated Vesting of Options(7)	-	60,000	60,000	-	-
		$137,500	$197,500	$60,000	$68,750	$137,500

Christopher Cavalline	Cash and Benefit Payment (2)(3)(4)(5)	$150,000	$150,000	$-	$75,000	$150,000
	Accelerated Vesting of Options(7)	-	-	-	-	-
		$150,000	$150,000	$-	$75,000	$150,000

Mary Marbach	Cash and Benefit Payment (2)(3)(4)	$105,000	$105,000	$-	$52,500	$52,500
	Accelerated Vesting of Options(7)	-	-	-	-	-
		$105,000	$105,000	$-	$52,500	$52,500

(1)

Payable over a 12 month period subject to executive executing and delivering to us a full and unconditional release and executive paying any and all amounts owed to us under any contract, agreement or loan document.

(2)

Termination without cause obligation payable in a lump sum within 30 days subject to executive executing and delivering to us a full and unconditional release and executive paying any and all amounts owed to us under any contract, agreement or loan document.

(3)	Change in control amount obligation in a single lump sum within 10 days of termination.
(4)

Death or disability obligation payable in a single lump sum within 30 days, subject to delivery of a full and unconditional release and payment of any and all amounts owed to us by the executive under any contract, agreement or loan document.

(5)	Payments due upon termination due to a change in control are payable only if the executive is terminated without cause or terminates for good reason within 12 months of the change in control.
(6)	Vesting of unvested options is accelerated upon termination.
(7)	Vesting of unvested options can be accelerated due to change in control if options are not assumed by the buyer.

Employment Agreements and Change-In-Control Arrangements

Jeffrey J. Horowitz

On February 17, 2011, in connection with his appointment as Chief Executive Officer, the Company and Mr. Horowitz entered into an employment agreement that has a four year term from its commencement date of August 16, 2010 and supersedes his previous consulting agreement with the Company. In consideration for Mr. Horowitz’s services, we will pay Mr. Horowitz an annual salary of $400,000. For the period from August 16, 2010 through December 31, 2010, Mr. Horowitz was paid a bonus of $75,000 and for the 2011 calendar year, Mr. Horowitz was paid a guaranteed bonus of $275,000. For the period from August 16, 2010 until the date of the agreement, Mr. Horowitz was paid a lump sum equal to the difference between the annual salary that would have been paid under the employment agreement and the amount he was paid pursuant to his consulting agreement for such period. Mr. Horowitz was also granted nonqualified stock options to purchase 950,000 shares of the common stock of the Company. The options vest periodically and will be fully vested on August 15, 2014. In addition, Mr. Horowitz is eligible to participate in our standard employee benefits programs available to senior executives. Under the employment agreement, in the event Mr. Horowitz’s employment is terminated by us without cause or by Mr. Horowitz for “good reason” (as such terms are defined in the employment agreement), Mr. Horowitz will be entitled to receive the following: severance equal to twelve months of Mr. Horowitz’s annual salary or, if less, the salary that would have been paid had he remained employed through August 15, 2014 (payable as and when such salary would have been payable had his employment not ended); prorated annual bonus for the year of termination; and complete vesting of any stock options that had not yet vested. If Mr. Horowitz’s employment is terminated due to his death or disability, he or his estate will be entitled to payment of a prorated annual bonus for the year of termination. Mr. Horowitz’s receipt of the severance benefits discussed above is contingent on Mr. Horowitz signing and not revoking a release of claims against us. Pursuant to the terms of his employment agreement, in the event that a change of control occurs, all of Mr. Horowitz’s options will vest immediately upon the change of control.

Brian D. Helman

On January 25, 2012, in connection with Mr. Helman’s appointment as Chief Financial Officer, we and Mr. Helman entered into an employment agreement, outlining the terms of Mr. Helman’s employment. Under the terms of the Employment Agreement, Mr. Helman initially received a base salary of $285,000 per year and an annual bonus of up to 50% of his base salary, plus a one-time $50,000 bonus, which was paid in December 2012. After approval of the award grant by our Board of Directors, we issued to Mr. Helman options to purchase 330,000 shares of our common stock. The options vest 20% per year over five years. In addition, Mr. Helman is eligible to participate in our standard employee benefits programs available to senior executives. Under the Employment Agreement, in the event Mr. Helman’s employment is terminated by the Company without cause or by Mr. Helman for good reason, Mr. Helman will be entitled to receive severance benefits equal to six months of his base salary, plus a prorated bonus for the year of termination, payable in a lump sum not more than thirty days following the date of termination. In the event that Mr. Helman’s employment is terminated without cause or by Mr. Helman for good reason during the twelve months following a change in control of the Company, then Mr. Helman will be entitled to receive a bonus prorated through the date of his termination and a severance amount equal to six months of his current base salary, payable in a lump sum not more than ten days following the date of termination. Mr. Helman, or his estate, is also entitled to a prorated bonus and other benefits in the event that Mr. Helman’s employment is terminated due to his death or disability. Mr. Helman’s receipt of the severance benefits discussed above is contingent on Mr. Helman signing and not revoking a release of claims against the Company. Pursuant to the terms of an option award granted to Mr. Helman, in the event that a change of control occurs and Mr. Helman’s options are not assumed by the acquiror, all of Mr. Helman’s options will vest immediately upon the change of control.

Joseph R. Topper, Jr.

On August 6, 2012, in connection with Mr. Topper’s appointment as Chief Information Officer/Chief Technology Officer, we and Mr. Topper entered into an employment agreement (the “Topper Employment Agreement”), outlining the terms of Mr. Topper’s employment. Under the terms of the Topper Employment Agreement, Mr. Topper will receive a base salary of $275,000 per year and an annual bonus equal to up to 50% of his base salary. After approval of the award grant by our Board of Directors, we issued to Mr. Topper options to purchase 300,000 shares of our common stock. The options vest 20% per year over five years. In addition, Mr. Topper received $50,000 (net of taxes) for relocation expenses and is eligible to participate in our standard employee benefits programs available to senior executives. Under the Topper Employment Agreement, in the event Mr. Topper’s employment is terminated without cause, Mr. Topper will be entitled to receive severance benefits equal to six months of his base salary, plus a prorated bonus for the year of termination, payable in a lump sum not more than thirty days following the date of termination. In the event that Mr. Topper’s employment is terminated without cause or by Mr. Topper for good reason during the twelve months following a change in control of the Company, then Mr. Topper will be entitled to receive a bonus prorated through the date of his termination and a severance amount equal to six months of his current base salary, payable in a lump sum not more than ten days following the date of termination. Mr. Topper, or his estate, is also entitled to a prorated bonus and other benefits in the event that Mr. Topper’s employment is terminated due to his death or disability. Mr. Topper’s receipt of the severance benefits discussed above is contingent on Mr. Topper signing and not revoking a release of claims against us. Pursuant to the terms of the option award granted to Mr. Topper, in the event that a change of control occurs and Mr. Topper’s options are not assumed by the acquiror, all of Mr. Topper’s options will vest immediately upon the change of control.

Christopher Cavalline

On July 22, 2013, in connection with Mr. Cavalline’s appointment as Chief Merchandising Officer, we and Mr. Cavalline entered into an employment agreement (the “Cavalline Employment Agreement”), outlining the terms of Mr. Cavalline’s employment with the Company. Under the terms of the Cavalline Employment Agreement, Mr. Cavalline will receive a base salary of $300,000 per year and a performance-based bonus equal to 50% of Mr. Cavalline’s base salary in 2013, on a pro rata basis. Subject to the approval of the award grant by the Company’s Board of Directors, the Company will issue to Mr. Cavalline options to purchase 300,000 shares of the Company’s common stock. The options will vest 20% per year over five years. Mr. Cavalline will also receive up to $75,000 for relocation expenses; provided that if Mr. Cavalline does not remain in the employ of the Company for twelve months, he must repay the relocation expenses. In addition, Mr. Cavalline is eligible to participate in the Company’s standard employee benefits programs available to senior executives. Under the Cavalline Employment Agreement, in the event Mr. Cavalline’s employment is terminated by the Company without cause or by Mr. Cavalline for good reason, Mr. Cavalline will be entitled to receive severance benefits equal to six months of his base salary, plus a prorated bonus for the year of termination. Mr. Cavalline, or his estate, is also entitled to a prorated bonus and other benefits in the event that Mr. Cavalline’s employment is terminated due to his death or disability. Mr. Cavalline’s receipt of the severance benefits discussed above is contingent on Mr. Cavalline signing and not revoking a release of claims against the Company. The Cavalline Employment Agreement also contains post-termination non-solicitation and non-competition covenants.

Mary L. Marbach

On December 2, 2009, we entered into an employment, non-competition and proprietary rights agreement with Mary L. Marbach, Chief Legal Officer, for a one-year term, automatically renewable for additional one-year terms annually, unless otherwise terminated by the employee or us. The current one-year term will continue until December 2, 2013. Ms. Marbach earns a salary of $210,000 annually, and is eligible to earn annual performance bonuses, vacation and employee benefits commensurate with her position. If Ms. Marbach’s employment is terminated by us without “cause” (as defined in her agreement), in addition to any compensation and benefits accrued through such termination, Ms. Marbach may, subject to her execution of a general release of claims against us, receive a lump-sum severance payment in an amount equal to six months’ of base salary, accrued yet unused vacation pay and a prorated portion of the annual performance bonus earned through the date of termination, as well as up to 18 months of employee-paid continuation medical benefits. If Ms. Marbach’s employment is terminated by us without “cause” or by Ms. Marbach for “good reason” (as defined in her agreement), in either case during the twelve month period immediately following a “change in control” (as defined in her agreement), then in lieu of the amounts specified in the preceding sentence, in addition to any compensation and benefits accrued through such termination, Ms. Marbach shall be entitled to a severance amount equal to 6 months of her then base salary. If Ms. Marbach’s employment terminates due to her death or disability, she or her estate will receive a lump sum payment equal to the sum of three months’ base salary, accrued yet unused vacation pay and a prorated portion of the annual performance bonus earned through the date of termination, in addition to any compensation and benefits accrued through such termination. Under her agreement, Ms. Marbach is subject to a confidentiality, non-solicitation and non-competition agreement during the period she is employed and for a period of two years thereafter. Pursuant to the terms of an option award granted to Ms. Marbach, in the event that a change of control occurs and Ms. Marbach’s options are not assumed by the acquiror, certain of Ms. Marbach’s options will vest immediately upon the change of control.

David Zucker

On August 22, 2011, in connection with Mr. Zucker’s appointment as Chief Marketing Officer, we and Mr. Zucker entered into an employment agreement (the “Zucker Employment Agreement”), outlining the terms of Mr. Zucker’s employment. Under the terms of the Zucker Employment Agreement, Mr. Zucker received a base salary of $300,000 per year and an annual bonus equal to up to 50% of his base salary. After approval of the award grant by our Board of Directors, we issued to Mr. Zucker options to purchase 300,000 shares of our common stock. The options vested 20% per year over five years. Effective October 11, 2013, Mr. Zucker resigned as the Company’s Chief Marketing Officer.

Compensation Risk Assessment

Our Compensation Committee and management have considered whether our compensation programs for employees create incentives for excessive or unreasonable risks that could have a material adverse effect on us. Our Compensation Committee believes that our compensation plans are consistent with practices for our industry and that risks arising from our compensation policies and practices are not reasonably likely to have a material adverse effect on us.

Director Compensation

Directors who are also our employees are not separately compensated for their services as directors but are reimbursed for out-of-pocket expenses incurred in connection with providing board services. The following table summarizes compensation earned by our non-employee directors in 2013:

	Fees Earned
	or Paid in	Option	All Other	Total
	Cash	Awards	Compensation	Compensation
Michael A. Kumin, Chairman	$40,000	$33,313	$-	$73,313
Edwin J. Kozlowski	$35,000	$33,313	$-	$68,313
Robert G. Trapp, M.D.	$30,000	$33,313	$-	$63,313
Christopher S. Gaffney	$30,000	$33,313	$-	$63,313
Stuart Goldfarb	$30,000	$33,313	$-	$63,313

The aggregate number of shares subject to stock options outstanding at December 31, 2013 for each non-employee director was as follows:

Aggregate Number of
Options Awards
Outstanding as
of December 31,
Name	2013
Michael A. Kumin, Chairman	25,000
Edwin J. Kozlowski	20,000
Robert G. Trapp, M.D.	30,400
Christopher S. Gaffney	15,000
Stuart Goldfarb	5,000

Cash Compensation of Non-Employee Directors in Fiscal 2013

During fiscal 2013, each of our non-employee directors received an annual retainer of $30,000 for service on the Board of Directors and any committee of the Board of Directors, except for the Chairman of the Board of Directors, who received an annual retainer of $40,000 in lieu of the standard annual retainer of $30,000 for his services in such capacity. Directors were also reimbursed for certain expenses they incurred in connection with attendance at board and committee meetings. The Chairman of the Audit Committee received the additional annual compensation of $5,000 for his services as Chairman of the Audit Committee in fiscal 2013. The cash retainers are paid quarterly.

Compensation Committee Interlocks and Insider Participation

Our Compensation Committee currently consists of Messrs. Gaffney and Kumin. None of the members of our Compensation Committee has, at any time, served as an officer or employee of Vitacost. None of our executive officers currently serves, or in the past year has served, as a member of the Board of Directors or Compensation Committee of any entity that has one or more executive officers serving on our Board of Directors or Compensation Committee.

Equity Compensation Plan Information

The following is summary of our equity compensation plans as of December 31, 2013:

	Number of Securities to Be Issued Upon Exercise of Oustanding Options, Warrants, and Rights	Weighted Average Exercise Price of Outstanding Options, Warrants, and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans
Equity compensation plans approved by security holders	4,979,835	$7.01	3,579,445
Equity compensation plans not approved by security holders	-	$-	-

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Our executive officers, directors, and stockholders with beneficial ownership of more than 10% of our Common Stock are required, under the Securities Exchange Act of 1934, as amended, to file reports of ownership of our Common Stock with the Securities and Exchange Commission. Based solely upon a review of the copies of reports furnished to us and written representations that no other reports were required to be filed during fiscal 2013, we are not aware of any late filings.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of our Common Stock on April 15, 2014, by the following:

●	each of our directors and executive officers listed in the “Summary Compensation Table” on page 23 of this proxy statement;

●	all of our directors and executive officers as a group; and

●	each person known by us to beneficially own more than 5% of our outstanding Common Stock.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of Common Stock subject to options or warrants held by that person that are currently exercisable or exercisable within 60 days of April 15, 2014 are deemed outstanding, but are not deemed outstanding for computing the percentage ownership of any other person.

Except as otherwise indicated and subject to applicable community property laws, each person named in the table has sole voting and investment power with respect to the shares of Common Stock set forth opposite such person’s name.

	Number of
	Shares	Percent
	Beneficially	Beneficially
Name and Address of Beneficial Owner (1)	Owned	Owned
Directors and Executive Officers :
Jeffrey J. Horowitz (2)	4,439,551	13.0%
Brian D. Helman (3)	141,900	*
Joseph R. Topper, Jr. (4)	66,000	*
Christopher Cavalline	—	—
Mary L. Marbach (5)	84,680	*
Christopher S. Gaffney (6)	6,402,713	18.8%
Stuart Goldfarb(7)	15,000	*
Edwin J. Kozlowski (8)	20,000	*
Michael A. Kumin (9)	6,423,343	18.9%
Michael J. McConnell (10)	40,000	*
Robert G. Trapp, M.D. (11)	768,926	2.3%
All current directors and executive officers as a group (11 persons) (12)	11,959,400	35.1%

5% Stockholders :
Group comprised of Great Hill Investors, LLC, Great Hill Equity Partners III, L.P. and Great Hill Equity Partners IV, L.P. (13)	6,402,713	18.8%
JHH Capital, LLC (14)	3,049,013	9.0%
Group comprised of John H. Lewis, Osmium Partners, LLC, Osmium Capital, LP, Osmium Capital II, LP, Osmium Spartan, LP and Osmium Diamond, LP (15)	2,754,906	8.1%
Jennison Associates, LLC and Prudential Financial, Inc. (16)	2,626,395	7.7%
Consac , LLC (17)	2,600,000	7.6%
David N. Ilfeld (18)	2,535,637	7.4%
Royce & Associates, LLC (19)	2,374,118	7.0%
Allen S. Josephs (20)	2,082,197	6.1%

*	Less than 1%
(1)	Except as otherwise indicated, each person may be reached at our Company’s corporate address at Vitacost.com Inc., 5400 Broken Sound Boulevard, NW, Suite 500, Boca Raton, FL 33487.
(2)

Mr. Horowitz owns 300,000 shares of Common Stock individually. Mr. Horowitz holds options to purchase 200,000 shares of Common Stock exercisable at $8.91 per share, all of which are immediately exercisable. Mr. Horowitz also holds options to purchase 582,750 shares of Common Stock at an exercise price of $3.75, of which 529,592 are immediately exercisable or exercisable within 60 days of April 7, 2014 and are included in the table above. Mr. Horowitz also holds options to purchase 367,250 shares of Common Stock at an exercise price of $4.33, of which 326,446 are immediately exercisable or exercisable within 60 days of April 7, 2014 and are included in the table above. Mr. Horowitz also holds options to purchase 172,500 shares of Common Stock at an exercise price of $7.15, of which 34,500 are immediately exercisable or exercisable within 60 days of April 7, 2014 and are included in the table above. For additional information regarding Mr. Horowitz's beneficial ownership of shares of common stock, see note (17), below.

(3)

Mr. Helman holds options to purchase 330,000 shares of Common Stock at an exercise price of $8.20 per share, of which 132,000 are immediately exercisable or exercisable within 60 days of April 7, 2014. Mr. Helman holds options to purchase 49,500 shares of Common Stock at an exercise price of $7.15 per share, of which 9,900 are immediately exercisable or exercisable within 60 days of April 7, 2014.

(4)

Mr. Topper holds options to purchase 300,000 shares of Common Stock at an exercise price of $5.54 per share, of which 60,000 are immediately exercisable or exercisable within 60 days of April 7, 2014. Mr. Topper holds options to purchase 30,000 shares of Common Stock at an exercise price of $7.15 per share, of which 6,000 are immediately exercisable or exercisable within 60 days of April 7, 2014.

(5)

Ms. Marbach owns 145 shares of Common Stock individually and 35 shares are held in trust for her minor child. Ms. Marbach holds options to purchase 50,000 shares of Common Stock exercisable at $9.72 per share, of which 40,000 are immediately exercisable or exercisable within 60 days of April 7, 2014. Ms. Marbach also holds options to purchase 100,000 shares of Common Stock exercisable at $6.61 per share, of which 40,000 are exercisable or exercisable within 60 days of April 7, 2014. Ms. Marbach holds options to purchase 22,500 shares of Common Stock at an exercise price of $7.15 per share, of which 4,500 are immediately exercisable or exercisable within 60 days of April 7, 2014.

(6)

Mr. Gaffney owns no shares of Common Stock individually. Mr. Gaffney holds options to purchase 5,000 shares of Common Stock at an exercise price of $3.75, all of which are immediately exercisable. Mr. Gaffney also holds options to purchase 10,000 shares of Common Stock at an exercise price of $7.15, all of which are immediately exercisable. For additional information regarding Mr. Gaffney’s beneficial ownership of shares of Common Stock, see note (13), below.

(7)

Mr. Goldfarb holds options to purchase 5,000 shares of Common Stock at an exercise price of $3.75, all of which are immediately exercisable. Mr. Goldfarb also holds options to purchase 10,000 shares of Common Stock at an exercise price of $7.15, all of which are immediately exercisable.

(8)

Mr. Kozlowski holds options to purchase 10,000 shares of Common Stock at an exercise price of $3.75, all of which are immediately exercisable. Mr. Kozlowski also holds options to purchase 10,000 shares of Common Stock at an exercise price of $7.15, all of which are immediately exercisable.

(9)

Mr. Kumin owns 20,630 shares of Common Stock individually. Mr. Kumin also holds options to purchase 15,000 shares of Common Stock at an exercise price of $3.75, all of which are immediately exercisable. Mr. Kumin also holds options to purchase 10,000 shares of Common Stock at an exercise price of $7.15, all of which are immediately exercisable. For additional information regarding Mr. Kumin’s beneficial ownership of shares of Common Stock, see note (13), below.

(10)	Mr. McConnell owns 40,000 shares of common stock.
(11)

Dr. Trapp owns 738,526 shares of Common Stock and holds options to purchase 24,800 shares of Common Stock exercisable at the following prices: (i) 10,400 at $7.50 per share; (ii) 5,000 at $12.00 per share; (iii) 5,000 at $3.75 per share; and (iv) 10,000 at $7.15 per share. All options are immediately exercisable.

(12)	Includes shares beneficially owned by all current directors and executive officers as of March 14, 2014.
(13)

Based on the statement on the Schedule 13D (Amendment No. 8) filed with the SEC on March 26, 2013, Mr. Gaffney, Matthew T. Vettel, Mark D. Taber and John G. Hayes have reported shared voting and dispositive power with respect to all 6,724,814 shares of Common Stock. Mr. Kumin has reported sole voting and dispositive power with respect to 20,630 shares of Common Stock and shared voting and dispositive power with respect to 6,705,325 shares of Common Stock. Great Hill Investors, LLC (“GHI”) has reported shared voting and dispositive power with respect to 19,489 shares of Common Stock. Great Hill Equity Partners III, L.P. (“GHEPIII”) has reported shared voting and dispositive power with respect to 4,398,828 shares of Common Stock. Great Hill Partners GP III, L.P. (“GHEPIIIGP”) has reported shared voting and dispositive power with respect to 4,398,828 shares of Common Stock. GHP III, LLC (“GHPIII”) has reported shared and dispositive power with respect to 4,398,828 shares of Common Stock. Great Hill Equity Partners IV, L.P. (“GHEPIV”) has reported shared voting and dispositive power with respect to 2,306,497 shares of Common Stock. Great Hill Partners GP IV, L.P. (“GHEPIVGP”) has reported shared voting and dispositive power with respect to 2,306,497 shares of Common Stock. GHP IV, LLC has reported shared voting and dispositive power with respect to 2,306,497 shares of Common Stock. Pursuant to the Warrant to Purchase Common Stock of Vitacost.com, Inc., dated February 16, 2012, GHI, GHEPIII and GHEPIV (collectively “Great Hill”) hold warrants to purchase 322,101 shares of Common Stock from Vitacost.com, Inc., however these warrants are only currently exercisable to the extent that (i) prior to April 1, 2013 the exercise of the warrant would increase Great Hill’s proportionate share of outstanding Common Stock to 19.16% and (ii) on or after April 1, 2013 the exercise of the warrant would increase Great Hill’s proportionate share of outstanding Common Stock to 19.9% without shareholder approval. These warrants have been excluded from the beneficial ownership calculations. GHEPIIIGP is the sole general partner of GHEPIII and GHPIII is the sole general partner of GHEPIIIGP. GHEPIVGP is the sole general partner of GHEPIV and GHP IV, LLC (“GHPIV”) is the sole general partner of GHEPIVGP. Each of Messrs. Hayes, Gaffney and Vettel are managers of GHI, GHPIII and GHPIV and the principal occupation of Hayes, Gaffney and Vettel is to act as managers of GHI, GHPIII and GHPIV. Kumin and Taber are members of the executive and investment committees of GHPIII and GHPIV. GHEPIIIGP may be deemed to indirectly beneficially own the Common Stock beneficially owned by GHEP III. GHPIII may be deemed to indirectly beneficially own the Common Stock beneficially owned by GHEP III and that may be deemed indirectly beneficially owned by GHEPIIIGP. GHEPIVGP may be deemed to indirectly beneficially own the Common Stock beneficially owned by GHEP IV. GHPIV may be deemed to indirectly beneficially own the Common Stock beneficially owned by GHEP IV and that may be deemed indirectly beneficially owned by GHEPIVGP. Each of the Messrs. Hayes, Gaffney and Vettel may be deemed to indirectly beneficially own the shares of Common Stock beneficially owned by GHI, GHPIII and GHPIV. Mr. Kumin and Mr. Taber may be deemed to indirectly beneficially own the shares of Common Stock beneficially owned by GHPIII and GHPIV. Except to the extent of their pecuniary interest therein (and with respect to Mr. Kumin, his sole, direct beneficial ownership 20,630 shares of Common Stock), each of Messrs. Gaffney, Kumin, Hayes and Vettel, GHPIII , GHPIV, GHEPIIIGP, and GHEPIVGP disclaims beneficial ownership of the Common Stock. The address of each of the above entities and individuals is One Liberty Square, Boston, Massachusetts 02109.

(14)

Based on the statement on the Schedule 13D filed with the SEC on February 27, 2012, JHH Capital, LLC has reported shared voting and dispositive power with respect to 2,272,727 shares of Common Stock and warrants to purchase 776,286 shares of Common Stock from Vitacost.com, Inc.. Mr. Horowitz may be deemed to indirectly beneficially own the shares of common stock beneficially owned by JHH Capital, LLC. The address of JHH Capital, LLC is 5400 Broken Sound Blvd NW, Suite 500, Boca Raton, FL 33487.

(15)

Based on the statement on the Schedule 13D filed with the SEC on February 12, 2014 and amended on March 25, 2014, John H. Lewis has reported sole voting and dispositive power with respect to 279,521 shares of Common Stock and shared voting and dispositive power with respect to 2,475,385 shares of Common Stock. Osmium Partners, LLC has reported shared voting and dispositive power with respect to 2,475,385 shares of Common Stock. Osmium Capital, LP has reported shared voting and dispositive power with respect to 999,723 shares of Common Stock. Osmium Capital II, LP has reported shared voting and dispositive power with respect to 944,024 shares of Common Stock. Osmium Spartan, LP has reported shared voting and dispositive power with respect to 258,535 shares of Common Stock. Osmium Diamond, LP has reported shared voting and dispositive power with respect to 273,103 shares of Common Stock. The address for John H. Lewis, Osmium Partners, LLC, Osmium Capital, LP, Osmium Capital II, LP, Osmium Spartan, LP and Osmium Diamond, LP is 300 Drakes Landing Road, Suite 172, Greenbrae, CA 94904.

(16)

Based on the statement on the Amended Schedule 13G filed with the SEC on February 10, 2014, Jennison Associates, LLC has reported sole voting power with respect to 2,626,395 shares of Common Stock. The address of Jennison Associates, LLC is 466 Lexington Avenue, New York, New York, 10017. Based on the statement on the Amended Schedule 13G filed with the SEC on January 29, 2014, Prudential Financial, Inc. has reported sole voting and dispositive power with respect to 96,974 shares of Common Stock, shared voting and dispositive power with respect to 2,530,421 shares of Common Stock. The address of Prudential Financial, Inc. is 751 Broad Street, Newark, New Jersey, 07102-3777.

(17)

Based on the statement on the Schedule 13D filed with the SEC on February 20, 2014, Consac, LLC has reported sole voting and dispositive power with respect to 2,600,000 shares of Common Stock , The address for Consac, LLC is 525 Challet Drive, Beverly Hills, CA 90201.

(18)

Based on the Schedule 13G filed with the SEC on June 4, 2013, Dr. Ilfeld has reported sole voting and dispositive power with respect to 2,535,637 shares of Common Stock. Dr. Ilfeld's address is 21070 Rosedwon Court, Boca Raton, FL 33433.

(19)

Based on the statement on the Schedule 13G filed with the SEC on January 17, 2014, Royce & Associates, LLC has reported sole voting and dispositive power with respect to all such shares of Common Stock. The address of Royce & Associates, LLC is 745 Fifth Avenue, New York, NY 10151.

(20)

Based on the statement on the Amended Schedule 13G filed with the SEC on February 8, 2012, Allen S. Josephs has reported sole voting and dispositive power with respect to 699,100 shares of Common Stock and shared voting and dispositive power with respect to 1,383,097 shares of Common Stock. The address of Allen S. Josephs is 7710 Kenway Place, Boca Raton, Florida 33433.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Transactions and Relationships with Directors, Director Nominees, Executive Officers and Five Percent Stockholders

We believe that there has not been any transaction or series of transactions during fiscal year 2013 to which we were or are to be a participant in which the amount involved exceeds $120,000 and in which any director, nominee for director, executive officer or holder of more than five percent of our Common Stock, or members of any such person’s immediate family, had or will have a direct or indirect material interest, other than compensation described in the sections titled “Executive Compensation” or “Director Compensation” elsewhere in this proxy statement.

Procedures for Related Party Transactions

Under our code of conduct and ethics, our employees, officers and directors are encouraged to avoid actual or apparent conflicts of interest between personal and corporate-related relationships. In particular, our employees, officers and directors should not participate in a personal business transaction with us in which they will receive a significant profit or gain, unless otherwise approved by our Board of Directors. Further, our employees, officers and directors should advise the Board of Directors of any prospective or existing potential conflict. Pursuant to its charter, our Audit Committee must then approve any related-party transactions reported to the Board of Directors. In approving or rejecting such proposed transactions, the Audit Committee considers the facts and circumstances available and deemed relevant to the Audit Committee, including the material terms of the transactions, risks, benefits, costs, availability of other comparable services or products and, if applicable, the impact on a director’s independence. Our Audit Committee will approve only those transactions that, in light of known circumstances, are in, or are not inconsistent with, our best interests, as our Audit Committee determines in the good faith exercise of its discretion. A copy of our Code of Conduct and Ethics and Audit Committee Charter are available for review at the investor relations section of our corporate website at http://investor.vitacost.com.

REPORT OF THE AUDIT COMMITTEE

The following Audit Committee report does not constitute soliciting material and shall not be deemed filed or incorporated by reference into any of our filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent we specifically incorporate this Audit Committee report by reference herein.

As more fully described in its charter, the purpose of the Audit Committee is to assist the oversight of our Board of Directors in the integrity of the financial statements of our company, our company’s compliance with legal and regulatory matters, the independent auditor’s qualifications and independence, and the performance of our company’s independent auditor. The primary responsibilities of the committee include overseeing our company’s accounting and financial reporting process and audits of the financial statements of our company on behalf of the Board of Directors.

As part of its oversight of our financial statements, the committee reviews and discusses with both management and our independent registered public accountants all annual and quarterly financial statements prior to their issuance. During 2013, management advised the committee that each set of financial statements reviewed had been prepared in accordance with generally accepted accounting principles, and reviewed significant accounting and disclosure issues with the committee. These reviews included discussion with the independent registered public accountants of matters required to be discussed pursuant to U.S. Auditing Standards No. 61, as amended, including the quality of our accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements. The committee also discussed with PricewaterhouseCoopers LLP matters relating to its independence, including a review of audit and non-audit fees and the written disclosures and letter from PricewaterhouseCoopers LLP to the committee pursuant to applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountants’ communications with the committee concerning independence. In addition, the committee discussed with the independent auditor (PricewaterhouseCoopers LLP) the overall scope and plans for its audit. The committee discussed with the independent auditor, with and without management present, the results of the examinations, its evaluations of our company and the overall quality of the financial reporting.

Based on the reviews and discussions referred to above, the committee recommended to the Board of Directors, and the Board of Directors approved, that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2013 for filing with the Securities and Exchange Commission.

The report has been furnished by the Audit Committee of the Board of Directors as of April 28, 2014.

AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

Edwin J. Kozlowski, Chairman

Stuart Goldfarb

Robert G. Trapp

OTHER MATTERS

The Board of Directors does not know of any other matters to be presented at the Annual Meeting. If any other matters are properly presented at the Annual Meeting, it is the intention of the persons named as proxies to vote the shares they represent as the Board of Directors may recommend.

It is important that your shares be represented at the Annual Meeting, regardless of the number of shares that you hold. Therefore, you are urged to vote at your earliest convenience.

THE BOARD OF DIRECTORS
April 28, 2014
Boca Raton, Florida

ANNUAL MEETING OF STOCKHOLDERS OF

Vitacost.com, Inc.

June 5, 2014

GO GREEN

e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Meeting, proxy statement and proxy card are available at http://investor.vitacost.com

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

20730300000000001000 8 060514

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL THE NOMINEES LISTED AND FOR PROPOSALS 2 AND 3.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Election of Directors to serve one-year terms.

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

NOMINEES:
- ○ Christopher S. Gaffney
- ○ Stuart Goldfarb
- ○ Jeffrey J. Horowitz
- ○ Edwin J. Kozlowski
- ○ Michael A. Kumin
- ○ Michael J. McConnell
- ○ Robert G. Trapp

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark **"FOR ALL EXCEPT"** and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

	FOR	AGAINST	ABSTAIN
2. To ratify and approve the appointment of PricewaterhouseCoopers LLP as independent registered public accounting firm of Vitacost.com, Inc. for the fiscal year ending December 31, 2014.	☐	☐	☐
3. Advisory vote on executive compensation.	☐	☐	☐

4. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

MARK "X" HERE IF YOU PLAN TO ATTEND THE MEETING. ☐

Signature of Shareholder ______ Date: ______ Signature of Shareholder ______ Date: ______

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

ANNUAL MEETING OF STOCKHOLDERS OF

Vitacost.com, Inc.

June 5, 2014

PROXY VOTING INSTRUCTIONS

INTERNET - Access "**www.voteproxy.com**" and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page.

Vote online until 11:59 PM EST the day before the meeting.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

IN PERSON - You may vote your shares in person by attending the Annual Meeting.

GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access.

COMPANY NUMBER	
ACCOUNT NUMBER	

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Meeting, proxy statement and proxy card are available at http://investor.vitacost.com

Please detach along perforated line and mail in the envelope provided IF you are not voting via the Internet.

20730300000000001000 8 060514

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL THE NOMINEES LISTED AND FOR PROPOSALS 2 AND 3.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Election of Directors to serve one-year terms.

- ☐ FOR ALL NOMINEES
- ☐ WITHHOLD AUTHORITY FOR ALL NOMINEES
- ☐ FOR ALL EXCEPT (See instructions below)

NOMINEES:
- ○ Christopher S. Gaffney
- ○ Stuart Goldfarb
- ○ Jeffrey J. Horowitz
- ○ Edwin J. Kozlowski
- ○ Michael A. Kumin
- ○ Michael J. McConnell
- ○ Robert G. Trapp

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark **"FOR ALL EXCEPT"** and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

	FOR	AGAINST	ABSTAIN
2. To ratify and approve the appointment of PricewaterhouseCoopers LLP as independent registered public accounting firm of Vitacost.com, Inc. for the fiscal year ending December 31, 2014.	☐	☐	☐
3. Advisory vote on executive compensation.	☐	☐	☐

4. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

MARK "X" HERE IF YOU PLAN TO ATTEND THE MEETING. ☐

Signature of Shareholder ______ Date: ______ Signature of Shareholder ______ Date: ______

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

0

VITACOST.COM, INC.

Notice of Annual Meeting of Stockholders

661 Northwest 53rd Street, Boca Raton, Florida 33487

Proxy Solicited by Board of Directors for Annual Meeting - June 5, 2014

The undersigned revokes all previous proxies, acknowledges receipt of the Notice of the Annual Meeting of Stockholders to be held June 5, 2014, and the Proxy Statement and appoints Jeffrey J. Horowitz and Mary L. Marbach, and each of them, the proxy and attorney-in-fact of the undersigned, with full power of substitution, to vote all shares of common stock of Vitacost.com, Inc. which the undersigned is entitled to vote, either on his or her own behalf or on behalf of any entity or entities, at the Annual Meeting of Stockholders to be held at the Embassy Suites hotel at 661 Northwest 53rd Street, Boca Raton, Florida 33487 on Thursday, June 5, 2014, at 10:00 a.m., local time, and at any adjournment or postponement thereof, with the same force and effect as the undersigned might or could do if personally present thereat.

This Proxy, when properly executed, will be voted as specified herein. If no specifications are made, the proxy holders will have authority to vote FOR each of the persons and proposals set forth, and for such other matters as may properly come before the meeting as the proxy holders deem advisable.

In their discretion, the proxy holders are authorized to vote upon such other business as may properly come before the meeting.

(Items to be voted appear on reverse side.)

(Continued and to be signed on the reverse side.)

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